Prospectus

April 30, 2008

Group Combination Annuity

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account C

This prospectus describes an unallocated Group Combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts. You may choose to invest your Net Purchase Payments on a variable, fixed, or a combination thereof on a tax-deferred basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Asset Allocation Portfolio
Small Cap Value Portfolio	Balanced Portfolio
Mid Cap Growth Stock Portfolio	High Yield Bond Portfolio
International Growth Portfolio	Select Bond Portfolio
International Equity Portfolio	Money Market Portfolio
Mid Cap Value Portfolio	Large Company Value Portfolio
Index 400 Stock Portfolio	Large Cap Blend Portfolio
Focused Appreciation Portfolio	Index 600 Stock Portfolio
Growth Stock Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	Emerging Markets Equity Portfolio
Domestic Equity Portfolio	Short-Term Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio
Index 500 Stock Portfolio	Inflation Protection Portfolio
Multi-Sector Bond Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target Portfolio Series
Multi-Style Equity Fund	Moderate Strategy Fund
Aggressive Equity Fund	Balanced Strategy Fund
Non-U.S. Fund	Growth Strategy Fund
Core Bond Fund	Equity Growth Strategy Fund
Real Estate Securities Fund

Fixed Options

Guaranteed Return Fund (in 1-, 3-, and 5-year durations)

The Contract and the variable options:

•	are not guaranteed to achieve their goals
•	are not bank deposits
•	are not federally insured
•	are not endorsed by any bank or government agency

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold.

More information about the Contract and NML Variable Annuity Account C (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated April 30, 2008, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. To receive a copy of the SAI, call 1-888-455-2232 or send a written request to Northwestern Mutual, Investment Products and Services Department, Room W04SE, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contracts, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—A Participant in the Plan or Trust who has been named to receive Annuity Payments in accordance with the provisions of the Plan or Trust.

Annuity Payments—Money we pay the Annuitant(s) pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable payment plan; (2) a fixed payment plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of an interest in a variable payment plan, after the date on which Annuity Payments begin, in one or more Divisions of the Separate Account.

Certificate—A document issued to an Annuitant describing the benefits to be received under the Contract. A Certificate will also include beneficiary provisions.

Contract—The agreement between you and us described in this variable annuity prospectus.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company, or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Return Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).

Market Value Adjustment—An amount that may be credited (or charged) upon a withdrawal from a Guaranteed Account before the end of a Guaranteed Period.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian, or trustee.

Penalty Tax—If premature payment of benefits are made under an Annuity Contract, a penalty tax may be incurred. (See “Taxation of Contract Benefits.”)

Plan—The document(s) under which the benefits provided by this Contract are distributed to the individual employees or plan participants. The term includes any trust, custodial, or other document providing for the funding of Plan benefits.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to pay for your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

Withdrawal Amount—The value of the Accumulation Units which you are permitted to withdraw pursuant to the terms of the Contract. Withdrawal Amounts may be subject to short-term trading fees charged by Portfolios and Market Value Adjustments applied to withdrawals from a Guaranteed Return Fund.

Account C Prospectus

This prospectus describes two versions of the Group Combination Annuity contract: a front-load version (in which a sales charge is assessed when purchase payments are made) and a simplified-load version (in which no sales charge is assessed).

Fee and Expense Tables

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy or surrender the Contract. On the right side of these tables we show the fees and expenses that you will pay periodically during the time that you own the Contract, not including the annual operating expenses of the Portfolios (the range of which is shown in the table that follows). Other administrative charges may apply during the Annuity period. (See “Transfers Between Divisions”.) We may also charge for state premium tax deductions (although such a charge is not being assessed at the present).

Front-Load Contract

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments)
Maximum Sales Load	4.5%
Installation Fee	None
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees*	1.00%
Other Expenses	None

Total Maximum Separate Account Annual Expenses*	1.00%
Current Mortality and Expense Risk Fees*	0.65%
Other Expenses	None

Total Current Separate Account Annual Expenses*	0.65%

Annual Contract Fee
$150; waived if the Contract Value equals or exceeds $25,000

Simplified-Load Contract

Transaction Expenses for Contract Owners (as a percentage of purchase payments)
Maximum Sales Load	None
Installation Fee	$750
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees *	1.50%
Other Expenses	None

Total Maximum Separate Account Annual Expenses*	1.50%
Current Mortality and Expense Risk Fees*	1.25%
Other Expenses	None

Total Current Separate Account Annual Expenses*	1.25%

Annual Contract Fee
$150; waived if the Contract Value equals or exceeds $25,000

*	We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to raise the mortality and expense risk fees to a maximum annual rate of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the Contract with respect to the maximum annual rate for the mortality and expense risk fees as well as other Contract terms. (See “Amendments and Termination.”)

Account C Prospectus

Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2007. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.20%	2.88%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.20%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.20% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Contract. Portfolio operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2007, except as otherwise set forth in the notes to the table.

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Operating Expenses	Total Net Operating Expenses (Including Contractual Waivers, Limitations and Reimbursements)
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	0.54%	0.01%	0.00%	0.00%	0.55%	0.55%
Small Cap Value Portfolio(1)	0.85%	0.01%	0.00%	0.01%	0.87%	0.87%
Mid Cap Growth Stock Portfolio	0.52%	0.00%	0.00%	0.00%	0.52%	0.52%
International Growth Portfolio(2)	0.66%	0.12%	0.00%	0.00%	0.78%	0.78%
International Equity Portfolio(3)	0.66%	0.04%	0.00%	0.00%	0.70%	0.63%
Mid Cap Value Portfolio(4)	0.85%	0.02%	0.00%	0.00%	0.87%	0.87%
Index 400 Stock Portfolio	0.25%	0.01%	0.00%	0.00%	0.26%	0.26%
Focused Appreciation Portfolio(5)	0.78%	0.02%	0.00%	0.00%	0.80%	0.80%
Growth Stock Portfolio	0.42%	0.00%	0.00%	0.00%	0.42%	0.42%
Large Cap Core Stock Portfolio	0.43%	0.00%	0.00%	0.00%	0.43%	0.43%
Domestic Equity Portfolio(6)	0.55%	0.01%	0.00%	0.00%	0.56%	0.56%
Equity Income Portfolio(7)	0.65%	0.02%	0.00%	0.00%	0.67%	0.67%
Index 500 Stock Portfolio	0.20%	0.00%	0.00%	0.00%	0.20%	0.20%
Asset Allocation Portfolio(8)	0.52%	0.06%	0.00%	0.00%	0.58%	0.54%
Balanced Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.30%
High Yield Bond Portfolio	0.45%	0.02%	0.00%	0.00%	0.47%	0.47%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.30%
Money Market Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.30%
Large Company Value Portfolio(9)	0.72%	0.14%	0.00%	0.00%	0.86%	0.80%
Large Cap Blend Portfolio(10)	0.77%	0.12%	0.00%	0.00%	0.89%	0.85%
Index 600 Stock Portfolio(11)	0.25%	0.27%	0.00%	0.00%	0.52%	0.35%
Research International Core Portfolio(12)	0.88%	0.83%	0.00%	0.00%	1.71%	1.15%
Emerging Markets Equity Portfolio(13)	1.14%	0.71%	0.00%	0.00%	1.85%	1.50%
Short-Term Bond Portfolio(14)	0.35%	0.09%	0.00%	0.00%	0.44%	0.44%
Long-Term U.S. Government Bond Portfolio(15)	0.55%	0.24%	0.00%	0.02%	0.81%	0.72%
Inflation Protection Portfolio(16)	0.58%	0.12%	0.00%	0.00%	0.70%	0.65%
Multi-Sector Bond Portfolio(17)	0.79%	0.21%	0.00%	0.00%	1.00%	1.00%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio(18)	0.56%	0.10%	0.25%	0.00%	0.91%	0.91%
VIP Contrafund® Portfolio(19)	0.56%	0.09%	0.25%	0.00%	0.90%	0.90%

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(20)	0.84%	0.08%	0.00%	0.00%	0.92%	0.92%

Account C Prospectus

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Operating Expenses	Total Net Operating Expenses (Including Contractual Waivers, Limitations and Reimbursements)
Russell Investment Funds
Multi-Style Equity Fund(21)	0.73%	0.15%	0.00%	0.00%	0.88%	0.88%
Aggressive Equity Fund(22)	0.90%	0.24%	0.00%	0.00%	1.14%	1.06%
Non-U.S. Fund(23)	0.90%	0.28%	0.00%	0.01%	1.19%	1.16%
Core Bond Fund(24)	0.55%	0.22%	0.00%	0.01%	0.78%	0.71%
Real Estate Securities Fund	0.80%	0.12%	0.00%	0.00%	0.92%	0.92%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(25)	0.20%	1.81%	0.00%	0.87%	2.88%	0.98%
Balanced Strategy Fund(25)	0.20%	0.54%	0.00%	0.95%	1.69%	1.03%
Growth Strategy Fund(25)	0.20%	0.64%	0.00%	1.02%	1.86%	1.06%
Equity Growth Strategy Fund(25)	0.20%	1.16%	0.00%	1.10%	2.46%	1.14%

(1)

Small Cap Value Portfolio     Northwestern Mutual Series Fund’s advisor, Mason Street Advisors, LLC (“MSA”), has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(2)

International Growth Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 1.10% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(3)

International Equity Portfolio     MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2009.

(4)

Mid Cap Value Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(5)

Focused Appreciation Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.90% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(6)

Domestic Equity Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(7)

Equity Income Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(8)

Asset Allocation Portfolio     MSA has agreed to waive a portion of its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2009. In addition, MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(9)

Large Company Value Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.80% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(10)

Large Cap Blend Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.85% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(11)

Index 600 Stock Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.35% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(12)

Research International Core Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 1.15% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(13)

Emerging Markets Equity Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 1.50% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(14)

Short-Term Bond Portfolio     MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.45% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(15)

Long-Term U.S. Government Bond Portfolio    Other expenses includes estimated interest expense of 0.07%. MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.65% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(16)

Inflation Protection Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.65% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

Account C Prospectus

(17)

Multi-Sector Bond Portfolio    Other expenses includes estimated interest expense of 0.07%. MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.95% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(18)

VIP Mid Cap Portfolio    FMR (Fidelity Management & Research Company) has voluntarily agreed to reimburse the Service Class 2 to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.10% of the class’ average net assets. This arrangement may be discontinued by FMR at any time.

(19)

VIP Contrafund® Portfolio    FMR has voluntarily agreed to reimburse the Service Class 2 to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.10% of the class’ average net assets. This arrangement may be discontinued by FMR at any time.

(20)

Socially Responsive Portfolio    Neuberger Berman Management Inc. (“NBMI”) has contractually agreed to reimburse certain expenses of the Fund through 12/31/2011, so that the total annual operating expenses are limited to 1.30% of the Fund’s average daily net asset value. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay NBMI for expenses reimbursed to the Fund provided that repayment does not cause the Fund’s annual operating expenses to exceed its expense limitation. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

(21)

Multi-Style Equity Fund    The Fund’s Manager, Russell Investment Management Company (“RIMCo”) has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.73% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.87% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.87% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(22)

Aggressive Equity Fund    RIMCo has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.05% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.05% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(23)

Non-U.S. Fund    RIMCo has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to amount by which the Fund’s total direct Fund-level operating expenses exceed 1.15% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(24)

Core Bond Fund    RIMCo has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.55% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.70% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.70% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(25)

LifePoints® Variable Target Portfolio Series    RIMCo has contractually agreed to waive, at least through April 29, 2009, its 0.20% advisory fee for each Fund. RIMCo has then contractually agreed to reimburse, at least through April 29, 2009, each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11%, 0.08%, 0.04% and 0.04% of the average daily net assets of the Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds, respectively, on an annual basis. Direct Fund-level expenses for the Funds do not include the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. These arrangements may not be terminated during the relevant period except at the Board’s discretion.

Account C Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. The Examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

EXAMPLES

Simplified-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$258	$1,100	$2,020	$4,370
Minimum Total Annual Portfolio Operating Expenses	$180	$542	$929	$2,014

Front-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$642	$1,355	$2,149	$4,214
Minimum Total Annual Portfolio Operating Expenses	$567	$814	$1,080	$1,839

Note: The purchase payments for either a front-load Contract or a simplified-load Contract must reach a total minimum amount of $25,000 during the first Contract year. The installation fee of $750 is divided between the funds for the simplified-load fee table. The numbers above must be multiplied by 2.5 to find the expenses for a front-load Contract or a simplified-load Contract of this minimum size.

The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. See “Deductions” for additional information about expenses for the Contracts. The expense numbers shown in the tables reflect the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

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Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Funds and the assessment of variable account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. To receive a free copy of the SAI containing such financial statements, call 1-888-455-2232. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets exceeded $156.3 billion as of December 31, 2007. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

The Separate Account

We established the NML Variable Annuity Account C (the “Separate Account”) on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the variable and fixed options described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•

Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

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•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•

Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract offers a variety of variable and fixed investment options for you to choose. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose your money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, i.e., such as when a Portfolio closes.

You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., AllianceBernstein L.P., Janus Capital Management LLC, American Century Investment Management, Inc., Massachusetts Financial Services Company, and Pacific Investment Management Company LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectus for the Northwestern Mutual Series Fund for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
International Growth Portfolio	Long-term growth of capital	N/A
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	AllianceBernstein L.P.
Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index	N/A

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Portfolio	Investment Objective	Sub-adviser (if applicable)
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
High Yield Bond Portfolio	High current income and capital appreciation*	N/A
Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital**	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Large Cap Blend Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Index 600 Stock Portfolio	To achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600 Index’s performance	N/A
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Short-Term Bond Portfolio	Provide as high a level of current income as is consistent with prudent investment risk	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC

*	High yield bonds are commonly referred to as junk bonds.
**	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and The Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company, Inc.

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Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management, Inc.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	Neuberger Berman, LLC

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation.
Real Estate Securities Fund	Current income and long-term growth of capital
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long term capital appreciation

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Net Purchase Payments among the Divisions or transfer

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Accumulation Units from one Division to another at any time. After the effective date of a variable payment plan, the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are made based on the valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of a written request at our Home Office, provided it is in good order, or on a future specified date. “Good order” means that the request is complete and accurate and all applicable requirements are satisfied. If such a request is received before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), the request will receive same-day pricing. If we receive such a request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE.

We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation or Annuity Units among the Divisions up to twelve times in a Contract year. We may set waiting periods for transfers of Annuity Units.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies. After the effective date of a variable payment plan which includes the right of withdrawal, a payee may transfer the Withdrawal Value to any other payment plan. An administrative charge may apply.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken with respect to individual accounts to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Contract anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Contract anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations. Once a contract is restricted, we will allow one additional transfer into the Money Market Portfolio until the next Contract anniversary.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the

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request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. In addition, although we are unable to monitor trading activity by individual participants in omnibus accounts established under group Annuity Contracts, we do request that Contract Owners take steps that are reasonably designed to discourage individual participants from market timing.

Fixed Options

During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts, provided they are available in your state. To find out if a Guaranteed Return Fund Account is available in your state, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

The Guaranteed Return Fund Accounts

General    During the Accumulation phase of the Contract, the Owner of a Series NN contract may invest on a fixed basis in the following Guaranteed Return Fund (“GRF”) accounts of different durations, provided they are available in your state: a 1-year GRF, a 3-year GRF, and a 5-year GRF. The sum of all the Accumulation Values of all the GRF Accounts in a given contract may not exceed the GRF Accounts Maximum as shown in the Contract. To find out if a particular GRF is available, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

Interest Rates    Assets deposited into a GRF earn the interest rate effective on the date of the deposit. Interest rates are set as follows: For contract amounts of more than $1 million, interest rates are set daily. For amounts of $1 million or less, interest rates are set Friday of each week and apply to contributions received during the following week.

Interest rate bands for the simplified-load contracts are as follows:

Contract Size		Interest Rate
At Least	But less than...
0	$125,000	Base Rate
$125,000	$500,000	Base Rate + 0.20%
$500,000	$1,000,000	Base Rate + 0.40%
$1,000,000	$1,500,000	Base Rate + 0.60%
$1,500,000		Base Rate + 0.80%

Interest rate bands for the front-load contracts are shown below.

Contract Size		Interest Rate
At Least	But less than...
0	$1,500,000	Base Rate
$1,500,000		Base Rate + 0.10%

Maturity Dates    GRF Maturity Dates are quarterly and are set in accordance with the plan year end date. The table below shows several examples:

If the Plan Year End Date is...	Example	The Maturity Dates are...
The first day of the month	01/01	01/01
04/01
07/01
10/01
The last day of the month	03/31 or 06/30	03/31
06/30
09/30
12/31
Neither the first nor the last day of the month	01/10	01/10
04/10
07/10
10/10

If, for example, the plan trustees of a calendar-year plan select a 1-year GRF and make monthly deposits in January, February, and March 2007, the all deposits will mature on March 31, 2008. Thus, the rate guarantee for a specific deposit into a 1-year GRF will be effective for 12-15 months (the “Guaranteed Period”). This same process is used to determine the Guarantee Periods for all GRFs. In those cases where the plan year end changes, maturities for subsequent purchase payments will be based on the new plan year end date. Maturity Dates established under the previous plan year end date will remain. In those cases, there may be more than four Maturity Dates in a year.

Options at Maturity    When assets invested in a GRF mature, we transfer the funds pursuant to the direction of the Owner/Trustee. If the Owner/Trustee has so indicated on the Group Pension Annuity application, the assets will renew in the same GRF or be transferred to the Money Market Investment Division. If the application contains no such direction, and if the Owner/Trustee has not properly instructed us before the Maturity Date to transfer the funds to different investment Division(s), we will send a GRF Maturity Letter to the Owner/Trustee approximately thirty days before the Maturity Date notifying him/her that the GRF assets are due to mature and giving notice of what will happen unless we are provided with other instructions. If we are in receipt of no instructions, the assets will be transferred to the Money Market Investment Division.

Market Value Adjustment    A Market Value Adjustment (“MVA”) may be assessed (or credited) on transfers or withdrawals from a GRF (of any duration) prior to the Maturity Date or before the end of Guarantee Period. The amount of the MVA may be positive or negative, but in all events is the difference between the interest rate credited to a

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new deposit (with a Guarantee Period equal to the original length of the Guarantee Period of the amount being transferred or withdrawn) and the interest rate credited to the amount being transferred or withdrawn, multiplied by the number of years to maturity of the amount withdrawn. MVAs are generally not assessed in the following circumstances: (1) a withdrawal or transfer made within 30 (thirty) days of maturity; (2) when contracts are settled to a life income payment plan; or (3) when the withdrawal is used to pay a plan benefit under a defined contribution plan (e.g., payments upon a bona fide retirement, disability, death, or termination of employment). Reasonable proof that these provisions have been met must be provided to the Company upon request.

In no event will the MVA decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to a GRF since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled an annual effective rate of 3% during that same time period. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under state law, you should carefully consider its effect before making a transfer or withdrawal from a GRF prior to the end of a Guaranteed Period.

Other Information    Amounts you invest in a GRF become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the GRFs do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the GRFs. (See “Deductions.” ) In reliance on certain exemptions and exclusionary provisions, we have not registered interests in the GRFs under the Securities Act of 1933, nor have we registered the GRFs or the General Account as investment companies under the 1940 Act. Accordingly, interests in a GRF are not subject to the same laws as interests in the Divisions of the Separate Account, and the staff of the SEC has not reviewed the disclosure in this Prospectus regarding the GRF.

The Contracts

Unallocated Group Annuity Contracts

We offer two versions of the Contracts:    front-load Contracts and simplified-load Contracts. (See “Expense Table” and “Deductions.”) The Contracts are unallocated group annuity contracts that provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries (“Annuitants”). Funds may be accumulated on a variable, fixed, or a combined basis in one or more omnibus accounts established for each Contract. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust.

When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay Annuity benefits to the participant. (See “Retirement Benefits.”) We will then pay retirement benefits in a lump sum or under a variable or fixed Annuity Payment Plan and issue the Annuitant a Certificate describing the benefits which have been selected. (See “Variable Payment Plans.”) Benefits available to participants are determined entirely by the provisions of the Plan or Trust.

Purchase Payments Under The Contracts

Amount and Frequency    You determine the amount and frequency of Purchase Payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Code or the requirements for deduction of the employer’s contribution under Section 404(a)(2) of the Code; or (b) any Purchase Payment (initial or subsequent) of less than $100.

You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. If a Purchase Payment is not paid when due, or if we decline to accept a Purchase Payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of Purchase Payments at any time the Contract is inforce.

Application of Purchase Payments    We credit Net Purchase Payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a Net Purchase Payment to accumulate on a variable basis, we place it in the Separate Account and allocate it to one or more Divisions. Assets we allocate to each Division we thereupon invest in shares of the Portfolio which corresponds to that Division. If we receive no allocation instructions, we will place the Net Purchase Payment in the Money Market Division.

We apply payments we place in the Separate Account to provide “Accumulation Units” in one or more divisions. Accumulation Units represent your interest in the Separate Account.

The number of Accumulation Units you receive for each Net Purchase Payment after the initial Purchase Payment is determined by dividing the amount of the Purchase Payment to be allocated to a division by the value of an Accumulation Unit in that division, based upon the next valuation of the assets of that Division we make after we receive your

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Purchase Payment is received in good order either at our Home Office or a lockbox facility we have designated. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about Owners and Beneficiaries to government regulators. We value assets as of the close of trading on the NYSE for each day the Exchange is open.

The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Separate Account does not change the number (as distinguished from the value) of your Accumulation Units. The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding Valuation Date by the Net Investment Factor for the division for the current period. (See “Net Investment Factor.”) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Unit. That value may be less than, equal to, or more than the cumulative Net Purchase Payments you have made.

Net Investment Factor

For each Division, the Net Investment Factor for any period ending on a Valuation Date is 1.000000 plus the net investment rate for the division for that period. Under the Contract, the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding Valuation Date up to and including the current Valuation Date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See “Deductions.”)

The Portfolios will distribute investment income and realized capital gains to the Separate Account divisions. We will reinvest those distributions in additional shares of the same Portfolio. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Separate Account.

Benefits Provided Under The Contracts

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, or surrender, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

The benefits provided under the Contracts consist of a Surrender Value and a retirement benefit. (No death benefits are provided.) Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below. We will take the amounts required to pay benefits from the Divisions of the Separate Account, or from the value accumulated on a fixed basis, as you direct. If a participant under your retirement plan or trust dies before retirement, any death benefits available are governed by the terms of your plan or trust. If he dies after retirement (i.e., after he annuitizes), any death benefits would be governed by the payment plan in effect at that time.

Surrender or Withdrawal Value    To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the Valuation Date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of the Accumulation Units on the same basis. You may instruct us how to allocate your partial surrender request among your investments in the Divisions or fixed investment options. If no direction is received, your surrender will be deducted proportionately from each of your investments.

A payee under Payment Plan 1 may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the Withdrawal Value on the Annuity Unit value on the withdrawal date, the date we receive proof of death at our Home Office, or, if later, the date on which a method of payment is elected, with the unpaid payments discounted at the Assumed Investment Rate if received before the close of trading for the NYSE (typically 4:00 p.m. Eastern time). (See “Description of Payment Plans.”) If received on or after the closing of the NYSE, we will determine the Withdrawal Value at the close of the next regular trading session of the NYSE.

Retirement Benefits    You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the payment plans described below. Your request will state the payment plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or are paid for deductible medical expenses in excess of 7.5% of Adjusted Gross Income. (See “Federal Income Taxes.”)

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We will determine the amount required to pay the Annuity or cash benefits and will redeem Accumulation Units in that amount. If an Annuitant selects a Payment Plan, our current practice is to issue a certificate to the Annuitant describing his or her interest and then transfer the amount of the redeemed Accumulation Units to one of our other separate accounts, where they will be administered for the benefit of the Annuitant under the terms of the Contract. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.

Payment Plans

Generally    We will pay part or all of the benefits under a Contract under either a fixed or variable payment plan you select. The fixed plans are not described in this prospectus. Under a variable plan, the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. Under a variable payment plan, an Annuitant must select the initial allocation of annuity units among the Divisions and may reallocate annuity units among the Divisions at any time while the variable payment plan is in effect. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 or the certain period under Plans 2 or 3. We will issue the Annuitant a Certificate describing the variable Annuity benefits and including beneficiary provisions of Annuity Contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of Payment Plans, see “Federal Income Taxes.”

Description of Payment Plans    The following Payment Plans are available:

1.	Period Certain (sometimes referred to as Installment Income for a Specified Period.) An annuity payable monthly for a specified period of 5 to 30 years.

2.	Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Period Certain.) An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. After the payee’s death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.

3.	Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Period Certain.) An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

A payment plan must result in payments that meet the minimums we require for annuity payment plans on the date you elect the plan. From time to time, we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates as we publish for those plans.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular payment plan the Annuitant selects, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age. We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the payment plan in a Portfolio.

Assumed Investment Rate    The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Payment rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actual value of the future payments as of the date when payments begin.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the Annuity Unit for each Division would not change in value, and the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange

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Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses in the performance of the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

Because registered representatives of the Distributor are also our appointed agents, they are eligible for various cash benefits, such as bonuses, insurance benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. Certain of the Distributor's registered representatives and managers may receive other payments from us for the recruitment and training of personnel, production of promotional literature and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

Deferment of Benefit Payments    We reserve the right to defer determination and payment of the Surrender Value of the Accumulation Units, the Withdrawal Value under a variable payment plan, or the payment of benefits under a variable payment plan., until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a payment plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” On Group Combination Annuity Contracts, dividends have arisen principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. However, there is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company's approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed.

Any dividends allocated to your Contract will be credited on the Contract anniversary and will be based on the average variable Contract value, which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Separate Account. Under the terms of the Contract, dividends, if any, will be applied as a net purchase payment allocated to the Money Market Division. For 2008, all front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.25% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.75% on the portion of the average variable Contract value in excess of $500,000.

Free Look    Depending upon applicable state law and the terms of the applicable employee benefit plan, you may have the right to return the Contract within the next ten days after you receive it (or whatever period is required in your state), and receive your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event the state in which you live requires us to return the full amount of your purchase payment, we will do so.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable payment plans. Periodic reports relating to the Portfolios, proxy material and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable annuity payment plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are

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made by the Contract Owner; after a variable annuity payment plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

A vote of Contract Owners, or of those who have an interest in one or more of the divisions of the Separate Account, may be required. Approval by the SEC or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

Amendments and Termination    After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual Annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee; (5) the minimum amounts for purchase payment(s) and for the Contract value; or (6) the payment rate tables which are included in the Contract. An amendment will not become effective until after we have given you at least 30 days’ written notice. An Amendment to the payment rate tables will not apply to a payment plan that starts before the amendment becomes effective. We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Financial Statements

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Statement of Additional Information containing such financial statements, or for any other contract-related inquiries, call 1-888-455-2232.

Deductions

We will make the following deductions:

1. Deductions from Purchase Payments:

Front-Load Contract

We deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on the cumulative amounts we have received and the rates in the table below:

Cumulative Purchase Payments Paid Under the Contract	Rate
First $150,000	4.5%
Next $350,000	3.0%
Next $500,000	1.0%
Balance over $1,000,000	0.5%

Simplified-Load Contract

We deduct an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.

2. Annual Mortality Rate and Expense Guarantee Charge.    The Net Investment Factor (see “Net Investment Factor”) we use in determining the value of Accumulation and Annuity Units reflects a charge on each Valuation Date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is 0.65% of the current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum. (See “Amendments and Termination.”)

The mortality risk is that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

The Net Investment Factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “Substitution and Change,” and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a division of the Account. We do not presently anticipate that any deduction will be made for federal income taxes (see “Federal Income Taxes”), nor do we

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anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the Net Investment Factor for such Contracts.

3. Administration Fee.    We may terminate a Contract on 60 days’ written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract, we may charge an administration fee of $150 annually on the Contract anniversary.

4. Premium Taxes.    The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 1% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

5. Expenses for the Portfolios and Funds.    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

Federal Income Taxes

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event we should issue Contracts pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

Contribution Limits

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. The changes to the contribution limits and the withdrawal and portability restrictions of tax qualified plans were made permanent by the Pension Protection Act of 2006, enacted on August 17, 2006.

Any employer, including a self-employed person, can establish a plan under Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $46,000 or 100% of compensation or earned income up to $230,000 (dollar amounts as indexed for 2008). The employer’s deduction for contributions is limited to 25% of eligible payroll.

Salary reduction contributions made under a cash or deferred arrangement (401(k) plan) are limited to $15,500 in 2008 and indexed thereafter. This annual dollar limit applies to the aggregate of all “elective deferrals” to a Roth 401(k) plan and all tax-favored plans of the employee. Employees who are age 50 or over may also make a catch up contribution of $5,000 for 2008, indexed thereafter.

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, “top heavy” rules apply if more than 60% of the present value of the cumulative accrued benefits or the aggregate of the account balances are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

Taxation of Contract Benefits

No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as Annuity Payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each Annuity Payment which represents the ratio of the employee’s “investment in the contract” to the employee’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered.

Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a pro rata return of the employee’s “investment in the contract.” Benefits received as a “lump sum distribution” by individuals born before January 1, 1936 may be eligible for a separate tax averaging calculation. With certain limited exceptions, all benefits are subject to tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or unless payments are made for medical expenses in excess of 7.5% of the employee’s Adjusted Gross Income.

A loan from the Plan to an employee may be taxable as ordinary income depending on the amount and terms of the loan. Benefit payments will be subject to mandatory 20% withholding unless payments are rolled over directly to a

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traditional IRA or “eligible employer plan” that accepts rollovers. An “eligible employer plan” includes a tax-qualified plan, an individual retirement arrangement, a tax-deferred annuity, or a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, are “required minimum distributions,” or are due to hardship.

Minimum Distribution Requirements    As a general rule, the Plan is required to make certain required minimum distributions to the employee during the employee’s life and to the employee’s beneficiary following the employee’s death. If a portion or all of the distribution is less than the required minimum distribution, a 50% penalty tax may be imposed on the person who should have received the payment for the shortfall amount.

The Plan must make the first required distribution by the “required beginning date” and subsequent required distributions no later than December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the employee and an assumed beneficiary who is ten years younger, provided, however, that where the beneficiary is the Owner’s spouse and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age 70 1/2 or, if the employee is not a “5% owner” of the employer, the calendar year in which the employee retires.

If the employee dies before the required beginning date, the Plan must make distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1)	Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

(2)	Five Year Rule: A beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

A nonspouse designated beneficiary may directly roll over (i.e., trustee-to-trustee transfer) into an inherited IRA. The nonspouse designated beneficiary must then follow the distribution rules applicable to inherited IRAs.

Spousal Exceptions:    If the employee’s spouse elects the life expectancy rule, distributions do not need to begin until December 31 of the year of the employee’s death or, if later, by the end of the year the employee would have attained age 70 1/2. Alternatively, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date.

If the employee dies after distributions have begun, but before the entire interest is distributed, the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution permitted under IRS regulations as of the date of the employee’s death.

The rules governing plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. You should consult qualified tax counsel before you adopt an HR-10 pension or profit-sharing plan or trust.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the divisions of the Account. We are currently making no charge. (See “Net Investment Factor” and “Deductions.”)

Contracts issued prior to January 6, 1992

Contracts Issued Beginning May 1, 1984 and Prior to January 6, 1992    For Contracts issued beginning May 1, 1984 and prior to January 6, 1992, there is no surrender charge, but Purchase Payments paid under the Contract are subject to a deduction of 4.0% on the first $25,000 of Purchase Payments, 2.0% on the next $75,000, 1.0% on the next $100,000, 0.4% on the next $100,000, 0.2% on the next $200,000, and 0.1% on amounts in excess of $500,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality rate and expense risks may not exceed 0.25% of the Separate Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis. (See “Appendix A— Accumulation Unit Values.”) The annual contract fee is based on the contract cash value as follows: 0.5% on the first $100,000 of cash value, 0.4% on the next $100,000, 0.3% on

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the next $100,000, 0.2% on the next $200,000 and 0.1% on the balance above $500,000. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction and annual contract fee are waived for Contracts issued to plans sponsored by the Company.

Contracts Issued Beginning December 17, 1981 and Prior to May 1, 1984    For Contracts issued beginning December 17, 1981 and prior to May 1, 1984, the surrender charge is currently being waived, but Purchase Payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of Purchase Payments, 2% on the next $75,000, and 1% on amounts in excess of $100,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.50%. The annual Contract fee is the lesser of $30 or 1% of the Contract Value. We currently waive the Contract fee if the Contract Value is $25,000 or more. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner.

Contracts Issued Prior to December 17, 1981    For Contracts issued prior to December 17, 1981 there is no surrender charge, but Purchase Payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. There is no charge assessed at present for mortality and expense risks for these Contracts. There is no annual Contract fee. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction is waived for Contracts issued to plans sponsored by the Company.

Table of Contents for Statement of Additional Information

Page
GENERAL INFORMATION	B-3
DISTRIBUTION OF THE CONTRACTS	B-3
DETERMINATION OF ANNUITY PAYMENTS	B-3
Amount of Annuity Payments	B-3
Annuity Unit Value	B-4
Illustrations of Variable Annuity Payments	B-4

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TO: The Northwestern Mutual Life Insurance Company

Investment Products & Services Department

Room W04SE

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for NML Variable Annuity Account C to:

Name

Address

City                                                                                                                                  State                           Zip

294182

Appendix A—Accumulation Unit Values

The tables on the following pages present the Accumulation Unit Values for in-force Contracts no longer offered for sale.

Accumulation Unit Values

Contracts Issued After December 31, 1991

Northwestern Mutual Series Fund, Inc.

	December 31
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Small Cap Growth Stock Division
Front-Load Version(c)
Accumulation Unit Value	$3.027	$2.781	$2.624	$2.375	$2.013	$1.522	$1.878	$1.965	$1.853	—
Number of Units Outstanding	94,818	94,797	85,331	129,562	180,958	196,887	267,151	326,150	73,643	—
Simplified-Load Version(c)
Accumulation Unit Value	$2.873	$2.656	$2.521	$2.296	$1.957	$1.489	$1.848	$1.945	$1.846	—
Number of Units Outstanding	313,833	297,882	409,508	546,475	846,804	752,922	1,067,072	1,197,387	360,069	—
Small Cap Value Division
Front-Load Version(b)
Accumulation Unit Value	$1.923	$1.951	$1.685	$1.582	$1.278	$0.952	$1.015	—	—	—
Number of Units Outstanding	96,305	98,010	163,913	181,718	154,573	107,346	6,843	—	—	—
Simplified-Load Version(b)
Accumulation Unit Value	$1.850	$1.889	$1.641	$1.550	$1.260	$0.944	$1.012	—	—	—
Number of Units Outstanding	311,085	352,149	413,113	485,404	427,709	319,123	140,648	—	—	—
Mid Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$4.352	$3.629	$3.499	$3.318	$2.924	$2.360	$3.013	$3.785	$3.588	$2.512
Number of Units Outstanding	480,543	525,817	600,489	713,073	784,337	971,915	1,500,880	2,114,652	2,776,961	2,921,309
Simplified-Load Version
Accumulation Unit Value	$6.275	$5.265	$5.106	$4.871	$4.319	$3.507	$4.504	$5.692	$5.428	$3.822
Number of Units Outstanding	659,738	860,732	936,460	1,159,746	1,741,788	2,894,768	5,014,536	6,384,710	6,707,103	8,671,088
International Growth Division
Front-Load Version(b)
Accumulation Unit Value	$2.078	$1.857	$1.539	$1.313	$1.087	$0.787	$0.904	—	—	—
Number of Units Outstanding	145,389	124,984	119,608	119,051	26,435	6,864	—	—	—	—
Simplified-Load Version(b)
Accumulation Unit Value	$2.000	$1.798	$1.499	$1.286	$1.071	$0.780	$0.901	—	—	—
Number of Units Outstanding	676,267	390,036	320,575	143,987	92,224	50,699	24,665	—	—	—
International Equity Division
Front-Load Version
Accumulation Unit Value	$4.621	$3.940	$3.029	$2.734	$2.306	$1.653	$2.014	$2.357	$2.391	$1.958
Number of Units Outstanding	438,248	486,482	517,965	503,609	501,464	533,156	1,089,643	1,653,777	2,301,771	2,807,888
Simplified-Load Version
Accumulation Unit Value	$4.233	$3.630	$2.808	$2.550	$2.163	$1.560	$1.912	$2.251	$2.298	$1.893
Number of Units Outstanding	1,092,083	1,023,811	1,015,621	1,293,726	1,711,888	2,177,641	3,669,875	4,672,038	5,480,221	6,652,248
Mid Cap Value Division
Front-Load Version(a)
Accumulation Unit Value	$1.848	$1.863	$1.638	$1.563	$1.326	—	—	—	—	—
Number of Units Outstanding	99,613	65,616	183,949	172,144	161,167	—	—	—	—	—
Simplified-Load Version(a)
Accumulation Unit Value	$1.797	$1.823	$1.612	$1.548	$1.321	—	—	—	—	—
Number of Units Outstanding	150,394	179,844	147,168	71,832	10,599	—	—	—	—	—

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Index 400 Stock Division
Front-Load Version(c)
Accumulation Unit Value	$2.223	$2.073	$1.897	$1.699	$1.471	$1.096	$1.291	$1.308	$1.123	—
Number of Units Outstanding	90,973	135,021	201,028	242,833	269,730	336,737	301,024	295,347	13,563	—
Simplified-Load Version(c)
Accumulation Unit Value	$2.111	$1.980	$1.822	$1.642	$1.430	$1.072	$1.271	$1.295	$1.119	—
Number of Units Outstanding	513,104	466,526	647,803	875,773	945,378	994,007	1,182,483	775,791	398,635	—
Focused Appreciation Division
Front-Load Version(a)
Accumulation Unit Value	$2.167	$1.719	$1.650	$1.419	$1.194	—	—	—	—	—
Number of Units Outstanding	156,745	86,159	203,025	182,409	167,109	—	—	—	—	—
Simplified-Load Version(a)
Accumulation Unit Value	$2.107	$1.682	$1.624	$1.405	$1.189	—	—	—	—	—
Number of Units Outstanding	262,405	279,310	350,711	114,911	28,355	—	—	—	—	—
Growth Stock Division
Front-Load Version
Accumulation Unit Value	$3.204	$2.953	$2.713	$2.535	$2.392	$2.024	$2.574	$3.020	$3.117	$2.561
Number of Units Outstanding	241,150	277,511	360,175	419,729	411,966	413,788	557,646	814,788	995,796	845,190
Simplified-Load Version
Accumulation Unit Value	$2.952	$2.738	$2.530	$2.378	$2.258	$1.922	$2.458	$2.902	$3.013	$2.491
Number of Units Outstanding	624,107	840,713	989,449	1,096,533	1,680,980	1,981,939	2,896,593	3,220,718	3,646,722	3,373,983
Large Cap Core Stock Division
Front-Load Version
Accumulation Unit Value	$2.708	$2.498	$2.255	$2.093	$1.948	$1.580	$2.215	$2.417	$2.615	$2.449
Number of Units Outstanding	232,424	343,645	396,937	309,072	350,345	572,493	1,012,918	1,319,721	1,704,699	2,452,149
Simplified-Load Version
Accumulation Unit Value	$2.495	$2.316	$2.103	$1.963	$1.838	$1.580	$2.116	$2.323	$2.528	$2.382
Number of Units Outstanding	602,382	796,799	797,298	938,261	1,558,230	2,469,396	3,691,394	4,329,641	5,912,799	5,876,089
Domestic Equity Division
Front-Load Version(b)
Accumulation Unit Value	$1.369	$1.471	$1.270	$1.183	$1.019	$0.763	$0.975	—	—	—
Number of Units Outstanding	284,687	247,953	363,905	330,668	342,349	152,654	65,910	—	—	—
Simplified-Load Version(b)
Accumulation Unit Value	$1.317	$1.424	$1.237	$1.159	$1.005	$0.757	$0.973	—	—	—
Number of Units Outstanding	486,223	646,993	639,615	1,017,404	756,546	532,023	118,930	—	—	—
Equity Income Division
Front-Load Version(a)
Accumulation Unit Value	$1.771	$1.726	$1.458	$1.408	$1.231	—	—	—	—	—
Number of Units Outstanding	42,720	8,869	22,972	23,101	82,737	—	—	—	—	—
Simplified-Load Version(a)
Accumulation Unit Value	$1.722	$1.688	$1.435	$1.394	$1.226	—	—	—	—	—
Number of Units Outstanding	159,457	116,730	81,489	161,142	33,719	—	—	—	—	—

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Index 500 Stock Division
Front-Load Version
Accumulation Unit Value	$4.252	$4.060	$3.534	$3.396	$3.088	$2.420	$3.126	$3.570	$3.938	$3.279
Number of Units Outstanding	662,224	777,884	885,388	1,052,555	1,249,807	1,590,204	1,894,641	2,724,196	4,131,824	4,231,423
Simplified-Load Version
Accumulation Unit Value	$5.062	$4.862	$4.258	$4.116	$3.765	$2.968	$3.857	$4.432	$4.919	$4.119
Number of Units Outstanding	1,033,936	1,197,243	1,508,012	2,018,372	2,387,879	3,721,837	6,661,517	8,286,039	9,809,484	10,493,642
Asset Allocation Division
Front-Load Version(b)
Accumulation Unit Value	$1.439	$1.324	$1.212	$1.140	$1.043	$0.870	$0.976	—	—	—
Number of Units Outstanding	76,965	80,874	57,490	57,490	136,518	49,074	5,135	—	—	—
Simplified-Load Version(b)
Accumulation Unit Value	$1.385	$1.282	$1.181	$1.117	$1.028	$0.863	$0.974	—	—	—
Number of Units Outstanding	1,215,333	1,122,474	924,534	859,771	613,016	1,295,448	10,584	—	—	—
Balanced Division
Front-Load Version
Accumulation Unit Value	$3.306	$3.135	$2.858	$2.776	$2.590	$2.210	$2.405	$2.500	$2.520	$2.281
Number of Units Outstanding	976,556	1,095,305	1,787,626	1,519,731	1,571,650	2,482,208	3,593,854	4,447,958	6,183,051	6,324,558
Simplified-Load Version
Accumulation Unit Value	$9.345	$8.915	$8.175	$7.990	$7.499	$6.435	$7.047	$7.368	$7.473	$6.805
Number of Units Outstanding	1,138,687	1,422,806	1,532,129	1,795,832	2,313,421	2,851,167	4,313,580	5,215,778	6,319,468	7,165,398
High Yield Bond Division
Front-Load Version
Accumulation Unit Value	$2.408	$2.368	$2.171	$2.155	$1.924	$1.500	$1.555	$1.490	$1.572	$1.590
Number of Units Outstanding	83,024	81,109	94,585	156,076	176,767	128,545	148,103	166,175	409,857	441,272
Simplified-Load Version
Accumulation Unit Value	$2.219	$2.195	$2.024	$2.022	$1.815	$1.424	$1.485	$1.432	$1.520	$1.546
Number of Units Outstanding	246,465	285,113	490,194	561,947	628,859	626,041	967,459	1,125,550	1,556,400	1,917,813
Select Bond Division
Front-Load Version
Accumulation Unit Value	$2.515	$2.380	$2.309	$2.273	$2.184	$2.084	$1.872	$1.707	$1.559	$1.585
Number of Units Outstanding	299,367	294,690	441,556	523,858	507,686	518,978	572,892	736,742	2,264,883	2,718,375
Simplified-Load Version
Accumulation Unit Value	$10.761	$10.242	$9.996	$9.902	$9.572	$9.188	$8.300	$7.615	$6.996	$7.157
Number of Units Outstanding	188,154	239,484	390,438	452,984	630,990	717,143	892,114	895,503	1,068,272	1,231,485
Money Market Division
Front-Load Version
Accumulation Unit Value	$1.700	$1.625	$1.560	$1.525	$1.513	$1.504	$1.490	$1.443	$1.366	$1.308
Number of Units Outstanding	472,749	394,651	347,305	511,877	790,404	2,092,096	926,739	640,788	1,879,181	1,905,815
Simplified-Load Version
Accumulation Unit Value	$3.000	$2.885	$2.786	$2.739	$2.734	$2.735	$2.724	$2.655	$2.529	$2.436
Number of Units Outstanding	479,431	1,001,429	859,869	1,181,420	1,742,199	2,737,901	4,816,439	3,715,872	6,539,184	6,483,460

(b)	The initial investment was made on July 31, 2001.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Large Company Value Division
Front-Load Version(c)
Accumulation Unit Value	$0.936	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$0.932	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Large Cap Blend Division
Front-Load Version(c)
Accumulation Unit Value	$0.931	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	58,872	—	—	—	—	—	—	—	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$0.927	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Index 600 Stock Division
Front-Load Version(c)
Accumulation Unit Value	$0.937	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$0.933	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Research International Core Division
Front-Load Version(c)
Accumulation Unit Value	$1.050	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$1.046	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	16,511	—	—	—	—	—	—	—	—	—
Emerging Markets Equity Division
Front-Load Version(c)
Accumulation Unit Value	$1.242	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$1.237	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	32,456	—	—	—	—	—	—	—	—	—
Short-Term Bond Division
Front-Load Version(c)
Accumulation Unit Value	$1.026	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$1.022	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	1,083	—	—	—	—	—	—	—	—	—
Long-Term U.S. Government Bond Division
Front-Load Version(c)
Accumulation Unit Value	$1.071	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$1.066	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	1,091	—	—	—	—	—	—	—	—	—
Inflation Protection Division
Front-Load Version(c)
Accumulation Unit Value	$1.064	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$1.059	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	15	—	—	—	—	—	—	—	—	—

(c)	The initial investment was made on April 30, 2007.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Multi-Sector Bond Division
Front-Load Version(c)
Accumulation Unit Value	$1.006	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	21,645	—	—	—	—	—	—	—	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$1.002	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	344	—	—	—	—	—	—	—	—	—
(c) The initial investment was made on April 30, 2007. Fidelity® Variable Insurance Products
	December 31
	2007	2006	2005	2004	2003
VIP Mid Cap Division
Front-Load Version(a)
Accumulation Unit Value	$2.603	$2.271	$2.034	$1.735	$1.401
Number of Units Outstanding	114,952	83,717	57,972	18,068	178,585
Simplified-Load Version(a)
Accumulation Unit Value	$2.531	$2.222	$2.002	$1.717	$1.395
Number of Units Outstanding	274,882	330,731	272,839	175,435	90,166
VIP Contrafund® Division
Front-Load Version(b)
Accumulation Unit Value	$1.113	—	—	—	—
Number of Units Outstanding	23,217	—	—	—	—
Simplified-Load Version(b)
Accumulation Unit Value	$1.109	—	—	—	—
Number of Units Outstanding	259,318	—	—	—	—
(a) The initial investment was made on May 1, 2003. (b) The initial investment was made on April 30, 2007. Neuberger Berman Advisers Management Trust
	December 31
	2007
Socially Responsive Portfolio
Front-Load Version(a)
Accumulation Unit Value	$1.014
Number of Units Outstanding	4,800
Simplified-Load Version(a)
Accumulation Unit Value	$1.010
Number of Units Outstanding	—

(a)	The initial investment was made on April 30, 2007.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Russell Investment Funds

	December 31
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Multi-Style Equity Division
Front-Load Version(a)
Accumulation Unit Value	$1.111	$1.013	$0.904	$0.848	$0.778	$0.607	$0.796	$0.934	$1.071
Number of Units Outstanding	915,154	983,988	1,096,181	1,055,284	442,572	415,010	476,113	381,014	297,016
Simplified-Load Version(a)
Accumulation Unit Value	$1.054	$0.967	$0.869	$0.820	$0.756	$0.594	$0.783	$0.925	$1.067
Number of Units Outstanding	557,540	1,020,192	957,357	856,496	716,891	753,322	1,055,871	1,254,417	1,126,401
Aggressive Equity Division
Front-Load Version(a)
Accumulation Unit Value	$1.736	$1.690	$1.481	$1.402	$1.230	$0.850	$1.057	$1.090	$1.104
Number of Units Outstanding	136,891	124,017	136,932	148,157	127,132	134,602	173,179	139,940	79,144
Simplified-Load Version(a)
Accumulation Unit Value	$1.648	$1.614	$1.423	$1.355	$1.196	$0.832	$1.040	$1.079	$1.100
Number of Units Outstanding	417,462	395,584	453,066	565,148	621,297	486,635	497,305	444,666	230,607
Non-U.S. Division
Front-Load Version(a)
Accumulation Unit Value	$1.704	$1.558	$1.268	$1.123	$0.955	$0.693	$0.822	$1.061	$1.248
Number of Units Outstanding	403,843	407,169	767,609	708,720	505,332	171,093	204,848	207,716	151,721
Simplified-Load Version(a)
Accumulation Unit Value	$1.618	$1.488	$1.219	$1.085	$0.929	$0.678	$0.809	$1.050	$1.243
Number of Units Outstanding	419,823	565,079	447,462	566,259	687,876	572,955	592,423	540,064	297,512
Real Estate Securities Division
Front-Load Version(a)
Accumulation Unit Value	$2.983	$3.568	$2.644	$2.356	$1.758	$1.290	$1.251	$1.167	$0.923
Number of Units Outstanding	133,325	164,208	271,618	271,346	282,106	192,940	179,970	69,412	36,624
Simplified-Load Version(a)
Accumulation Unit Value	$2.832	$3.408	$2.541	$2.277	$1.710	$1.262	$1.231	$1.156	$0.920
Number of Units Outstanding	594,285	507,276	608,552	696,471	607,979	664,333	423,962	263,698	36,814
Core Bond Division
Front-Load Version(a)
Accumulation Unit Value	$1.519	$1.426	$1.384	$1.365	$1.313	$1.245	$1.151	$1.079	$0.987
Number of Units Outstanding	757,998	743,141	691,461	616,569	388,451	335,742	337,317	259,803	239,265
Simplified-Load Version(a)
Accumulation Unit Value	$1.442	$1.362	$1.329	$1.319	$1.277	$1.218	$1.133	$1.068	$0.983
Number of Units Outstanding	266,474	455,475	477,986	417,466	290,408	317,067	357,837	192,428	150,425

(a)	The initial investment was made on April 30, 1999.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Russell Investment Funds LifePoints® Variable Target Portfolio Series

December 31
2007
Moderate Strategy Division
Front-Load Version(a)
Accumulation Unit Value	$1.031
Number of Units Outstanding	—
Simplified-Load Version(a)
Accumulation Unit Value	$1.027
Number of Units Outstanding	—
Balanced Strategy Division
Front-Load Version(a)
Accumulation Unit Value	$1.023
Number of Units Outstanding	—
Simplified-Load Version(a)
Accumulation Unit Value	$1.019
Number of Units Outstanding	—
Growth Strategy Division
Front-Load Version(a)
Accumulation Unit Value	$1.017
Number of Units Outstanding	26,015
Simplified-Load Version(a)
Accumulation Unit Value	$1.013
Number of Units Outstanding	—
Equity Growth Strategy Division
Front-Load Version(a)
Accumulation Unit Value	$1.008
Number of Units Outstanding	—
Simplified-Load Version(a)
Accumulation Unit Value	$1.004
Number of Units Outstanding	—

(a)	The initial investment was made on April 30, 2007.

Account C Prospectus

Accumulation Unit Values

Contracts Issued Between April 30, 1984 and December 31, 1991

Northwestern Mutual Series Fund, Inc.

	December 31
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Small Cap Growth Stock Division
Accumulation Unit Value(c)	$ 32.022	$ 29.233	$ 27.402	$ 24.646	$ 20.746	$ 15.591	$ 19.113	$19.860	$18.611	—
Number of Units Outstanding	1,171,094	1,234,721	1,257,799	1,175,633	1,079,618	991,906	973,886	859,005	7,543	—
Small Cap Value Division
Accumulation Unit Value(b)	$ 20.046	$ 20.213	$ 17.343	$ 16.176	$ 12.985	$ 9.608	$ 10.176	—	—	—
Number of Units Outstanding	9,139	10,208	18,477	14,044	6,893	5,266	1,494	—	—	—
Mid Cap Growth Stock Division
Accumulation Unit Value	$ 73.220	$ 60.664	$ 58.106	$ 54.747	$ 47.933	$ 38.441	$ 48.753	$60.845	$57.304	$39.854
Number of Units Outstanding	1,105,905	1,149,826	1,270,796	1,379,736	1,443,703	1,538,419	1,743,958	1,855,202	1,627,058	1,801,179
International Growth Division
Accumulation Unit Value(b)	$ 21.668	$ 19.240	$ 15.839	$ 13.422	$ 11.039	$ 7.942	$ 9.060	—	—	—
Number of Units Outstanding	8,880	8,847	6,400	8,451	1,686	1,686	1,695	—	—	—
International Equity Division
Accumulation Unit Value	$ 5.083	$ 4.306	$ 3.289	$ 2.950	$ 2.472	$ 1.760	$ 2.131	$ 2.477	$ 2.497	$ 2.032
Number of Units Outstanding	23,349,784	21,028,828	19,517,422	18,695,952	17,397,512	17,429,828	18,588,012	20,581,224	18,571,580	20,139,790
Mid Cap Value Division
Accumulation Unit Value(a)	$ 19.048	$ 19.079	$ 16.664	$ 15.801	$ 13.316	—	—	—	—	—
Number of Units Outstanding	4,484	99	779	370	100	—	—	—	—	—
Index 400 Stock Division
Accumulation Unit Value(c)	$ 23.522	$ 21.794	$ 19.805	$ 17.625	$ 15.159	$ 11.228	$ 13.138	$13.225	$11.283	—
Number of Units Outstanding	1,641,094	1,580,080	1,582,849	1,466,700	1,229,196	1,164,280	1,136,905	756,727	1,071	—
Focused Appreciation Division
Accumulation Unit Value(a)	$ 22.333	$ 17.608	$ 16.788	$ 14.349	$ 11.990	—	—	—	—	—
Number of Units Outstanding	1,521	1,668	99	99	100	—	—	—	—	—
Growth Stock Division
Accumulation Unit Value	$ 35.015	$ 32.066	$ 29.266	$ 27.171	$ 25.472	$ 21.415	$ 27.050	$31.532	$32.337	$26.399
Number of Units Outstanding	826,637	820,661	794,150	804,408	807,600	821,207	902,782	978,007	792,443	651,556
Large Cap Core Stock Division
Accumulation Unit Value	$ 29.597	$ 27.124	$ 24.327	$ 22.430	$ 20.738	$ 16.717	$ 23.282	$25.244	$27.135	$25.246
Number of Units Outstanding	868,173	805,947	748,647	689,706	637,111	551,741	659,955	650,867	798,291	801,964
Domestic Equity Division
Accumulation Unit Value(b)	$ 14.273	$ 15.238	$ 13.072	$ 12.099	$ 10.354	$ 7.703	$ 9.781	—	—	—
Number of Units Outstanding	11,820	5,493	8,361	8,735	12,164	8,306	3,123	—	—	—
Equity Income Division
Accumulation Unit Value(a)	$ 18.250	$ 17.675	$ 14.834	$ 14.238	$ 12.364	—	—	—	—	—
Number of Units Outstanding	8,498	1,223	2,382	2,390	100	—	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$ 63.973	$ 60.679	$ 52.480	$ 50.112	$ 45.269	$ 35.246	$ 45.229	$51.326	$56.250	$46.522
Number of Units Outstanding	1,364,940	1,454,197	1,571,410	1,651,992	1,688,506	1,782,370	2,198,576	2,433,768	2,756,358	2,699,180
Asset Allocation Division
Accumulation Unit Value(b)	$ 15.001	$ 13.712	$ 12.475	$ 11.660	$ 10.598	$ 8.786	$ 9.790	—	—	—
Number of Units Outstanding	—	1,584	42,692	42,757	29,369	19,667	3,116	—	—	—
Balanced Division
Accumulation Unit Value	$130.597	$123.032	$111.422	$ 107.556	$ 99.687	$ 84.486	$ 91.373	$94.345	$94.505	$84.987
Number of Units Outstanding	397,556	426,312	482,815	533,645	557,314	663,996	814,042	872,761	1,066,998	1,211,837
High Yield Bond Division
Accumulation Unit Value	$ 26.317	$ 25.706	$ 23.418	$ 23.097	$ 20.483	$ 15.871	$ 16.344	$15.561	$16.310	$16.385
Number of Units Outstanding	216,726	213,276	235,225	224,928	229,901	175,605	176,992	151,658	205,407	301,661
Select Bond Division
Accumulation Unit Value	$151.194	$142.110	$136.985	$134.012	$127.940	$121.280	$108.200	$98.036	$88.954	$89.873
Number of Units Outstanding	73,257	77,018	82,084	80,822	87,781	92,149	81,426	59,889	72,428	84,033
Money Market Division
Accumulation Unit Value	$ 39.848	$ 37.848	$ 36.095	$ 35.049	$ 34.554	$ 34.133	$ 33.577	$32.312	$30.400	$28.924
Number of Units Outstanding	1,402	1,740	2,912	2,132	5,951	9,707	13,868	33,652	7,939	45,209

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account C Prospectus

Accumulation Unit Values

Contracts Issued Between April 30, 1984 and December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Large Company Value Division
Accumulation Unit Value(d)	$ 9.403	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Large Cap Blend Division
Accumulation Unit Value(d)	$ 9.348	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	4	—	—	—	—	—	—	—	—	—
Index 600 Stock Division
Accumulation Unit Value(d)	$ 9.411	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Research International Core Division
Accumulation Unit Value(d)	$10.549	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Emerging Markets Equity Division
Accumulation Unit Value(d)	$12.473	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	3,209	—	—	—	—	—	—	—	—	—
Short-Term Bond Division
Accumulation Unit Value(d)	$10.310	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Long-Term U.S. Government Bond Division
Accumulation Unit Value(d)	$10.755	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	121	—	—	—	—	—	—	—	—	—
Inflation Protection Division
Accumulation Unit Value(d)	$10.683	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	92	—	—	—	—	—	—	—	—	—
Multi-Sector Bond Division
Accumulation Unit Value(d)	$10.109	—	—	—	—	—	—	—	—	—
Number of Units Outstanding	3	—	—	—	—	—	—	—	—	—
(d) The initial investment was made on April 30, 2007. Fidelity® Variable Insurance Products

	December 31
	2007	2006	2005	2004	2003
VIP Mid Cap Division
Accumulation Unit Value(a)	$26.829	$23.261	$20.694	$17.535	$14.067
Number of Units Outstanding	7,696	6,567	6,357	4,283	100
VIP Contrafund® Division
Accumulation Unit Value(b)	$11.180	—	—	—	—
Number of Units Outstanding	3,477	—	—	—	—
(a) The initial investment was made on May 1, 2003. (b) The initial investment was made on April 30, 2007. Neuberger Berman Advisers Management Trust
	December 31
	2007
Socially Responsive Portfolio
Accumulation Unit Value(a)	$10.188
Number of Units Outstanding	—

(a)	The initial investment was made on May 1, 2007.

Account C Prospectus

Accumulation Unit Values

Contracts Issued Between April 30, 1984 and December 31, 1991 (continued)

Russell Investment Funds

	December 31
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Multi-Style Equity Division
Accumulation Unit Value(c)	$11.749	$10.647	$ 9.443	$ 8.803	$ 8.017	$ 6.221	$ 8.099	$ 9.441	$10.760
Number of Units Outstanding	9,013	22,549	22,668	24,338	25,067	8,210	24,279	24,295	17,246
Aggressive Equity Division
Accumulation Unit Value(c)	$18.366	$17.759	$15.471	$14.545	$12.678	$ 8.708	$10.758	$11.018	$11.091
Number of Units Outstanding	171	—	—	557	907	918	927	939	950
Non-U.S. Division
Accumulation Unit Value(c)	$18.033	$16.376	$13.245	$11.650	$ 9.848	$ 7.096	$ 8.363	$10.725	$12.534
Number of Units Outstanding	4,732	5,724	910	1,535	2,804	2.877	2,905	2,822	—
Real Estate Securities Division
Accumulation Unit Value(c)	$31.560	$37.507	$27.612	$24.444	$18.124	$13.209	$12.725	$11.800	$ 9.274
Number of Units Outstanding	982,571	1,459,346	1,208,105	1,080,457	743,392	640,470	459,992	191,981	3,723
Core Bond Division
Accumulation Unit Value(c)	$16.071	$14.986	$14.448	$14.163	$13.532	$12.749	$11.713	$10.906	$ 9.914
Number of Units Outstanding	1,449	—	—	174	1,053	—	—	—	—
(a) The initial investment was made on April 30, 1999. Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31,
	2007
Moderate Strategy Division
Accumulation Unit Value(a)	$10.353
Number of Units Outstanding	—
Balanced Strategy Division
Accumulation Unit Value(a)	$10.273
Number of Units Outstanding	—
Growth Strategy Division
Accumulation Unit Value(a)	$10.213
Number of Units Outstanding	—
Equity Growth Strategy Division
Accumulation Unit Value(a)	$10.125
Number of Units Outstanding	—

(a)	The initial investment was made on April 30, 2007.

Account C Prospectus

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2008

GROUP COMBINATION ANNUITY

A group combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts.

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account C

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W04SE, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 888-455-2232, or visiting the website www.nmfn.com.

294184

GENERAL INFORMATION

The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for other variable annuity contracts issued by the Company.

DISTRIBUTION OF THE CONTRACTS

Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts, either directly to the Company or through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable annuity contracts.

Year	Amount
2007	$70,874
2006	$10,636
2005	$14,127

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Payment Plans,” including “Description of Payment Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Payment Plan. (See “Illustrations of Variable Annuity Payments”.) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual are based on the 1983 Table a with Projection Scale G.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant.

The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the mortality rate tables.

If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3- 1/2% (Plan 2, as described in the prospectus).

(1)	Value of Annuitant’s retirement benefit allocated to Balanced	$50,000

(2)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.00

(3)	Amount of first payment from Balanced Division (1) x (2) divided by $1,000.	$250.00

(4)	Assumed Value of Annuity Unit in Balanced Division on effective date of payment plan.	$1.500000

(5)	Number of Annuity Units credited in Balanced Division, (3) divided by (4)	166.67

The $50,000 value on the effective date of the payment plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see “Net Investment Factor”) was less than the Assumed Investment Rate of 3- 1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual must be received at the Home Office of Northwestern Mutual. The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual. Northwestern Mutual will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual before Northwestern Mutual consents to the assignment.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

NML VARIABLE ANNUITY ACCOUNT C

Financial Statements for Period Ending

December 31, 2007

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	Growth Stock Division	Janus Capital Appreciation Division	Large Cap Core Stock Division	Capital Guardian Large Cap Blend Division	Index 500 Stock Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$31,697	$1,047	$27,788	$81	$96,060

Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	2	2	85	—	7

Total Assets	31,699	1,049	27,873	81	96,067

Liabilities:
Due to Northwestern Mutual Life Insurance Company	33	—	—	—	362
Due to Participants	—	—	—	—	—

Total Liabilities	33	—	—	—	362

Total Net Assets	$31,666	$1,049	$27,873	$81	$95,705

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$28,944	$34	$25,695	$—	$87,319

Annuity Reserves	31	—	5	—	57
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—
After December 31, 1991 - Front Load Version
Accumulation Units (5)	773	340	629	55	2,816
After December 13, 1991 - Simplified Load Version
Accumulation Units (6)	1,842	553	1,503	—	5,234
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	76	122	41	26	279

Total Net Assets	$31,666	$1,049	$27,873	$81	$95,705

(1) Investments, at cost	$25,558	$851	$22,541	$87	$82,252

(2) Shares Outstanding	12,740	511	19,112	87	29,503
(3) Accumulation Unit Value	$35.015115	$22.333276	$29.597322	$9.348429	$63.972521

Units Outstanding	827	1	867	—	1,365
(4) Accumulation Unit Value	$32.701416	$21.817988	$27.641494	$9.316699	$58.770861

Units Outstanding	—	—	—	—	—
(5) Accumulation Unit Value	$3.203941	$2.166595	$2.708185	$0.930722	$4.252098

Units Outstanding	241	157	232	59	662
(6) Accumulation Unit Value	$2.952124	$2.106906	$2.495355	$0.926940	$5.061765

Units Outstanding	624	262	602	—	1,034

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

(7) Accumulation Unit Value	$1.013437	$2.197094	$1.077473	$0.932619	$1.111903

Units Outstanding	75	55	38	28	251

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	American Century Large Company Value Division	Capital Guardian Domestic Equity Division	T. Rowe Price Equity Income Division	Mid Cap Growth Stock Division (a)	Index 400 Stock Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$7	$1,505	$640	$87,003	$40,462

Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	23	48	299	1

Total Assets	7	1,528	688	87,302	40,463

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	7	460
Due to Participants	—	—	—	—	—

Total Liabilities	—	—	—	7	460

Total Net Assets	$7	$1,528	$688	$87,295	$40,003

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$—	$169	$155	$80,974	$38,602

Annuity Reserves	—	—	—	36	41
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—
After December 31, 1991 - Front Load Version
Accumulation Units (5)	—	390	75	2,091	202
After December 13, 1991 - Simplified Load Version
Accumulation Units (6)	—	641	275	4,140	1,083
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	7	328	183	54	75

Total Net Assets	$7	$1,528	$688	$87,295	$40,003

(1) Investments, at cost	$7	$1,567	$704	$73,389	$37,480

(2) Shares Outstanding	7	1,304	463	23,668	25,336
(3) Accumulation Unit Value	$9.403163	$14.273423	$18.250431	$73.219863	$23.522236

Units Outstanding	—	12	8	1,106	1,641
(4) Accumulation Unit Value	$9.371256	$13.822309	$17.829289	$67.272329	$22.523478

Units Outstanding	—	—	—	—	—
(5) Accumulation Unit Value	$0.936173	$1.369019	$1.770539	$4.352191	$2.223300

Units Outstanding	—	285	43	481	91
(6) Accumulation Unit Value	$0.932366	$1.317376	$1.721722	$6.275436	$2.110746

Units Outstanding	—	486	159	660	513

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

(7) Accumulation Unit Value	$0.938079	$1.395608	$1.795424	$1.078509	$1.849846

Units Outstanding	7	235	102	50	41

(a)	Effective April 30, 2007, the Aggressive Growth Stock Division was renamed to the Mid Cap Growth Stock Division.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	AllianceBernstein Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	T. Rowe Price Small Cap Value Division	International Growth Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$605	$38,570	$9	$1,102	$2,048

Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	7	172	—	11	—

Total Assets	612	38,742	9	1,113	2,048

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	—	—
Due to Participants	—	—	—	—	—

Total Liabilities	—	—	—	—	—

Total Net Assets	$612	$38,742	$9	$1,113	$2,048

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$85	$37,500	$—	$183	$192

Annuity Reserves	—	—	—	—	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—
After December 31, 1991 - Front Load Version
Accumulation Units (5)	184	287	—	185	302
After December 13, 1991 - Simplified Load Version
Accumulation Units (6)	270	902	—	576	1,352
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	73	53	9	169	202

Total Net Assets	$612	$38,742	$9	$1,113	$2,048

(1) Investments, at cost	$717	$37,304	$9	$1,093	$1,910

(2) Shares Outstanding	474	16,267	10	641	1,123
(3) Accumulation Unit Value	$19.047672	$32.021844	$9.410605	$20.045927	$21.668250

Units Outstanding	5	1,171	—	9	9
(4) Accumulation Unit Value	$18.608140	$30.662074	$9.378658	$19.412536	$20.983535

Units Outstanding	—	—	—	—	—
(5) Accumulation Unit Value	$1.847854	$3.026647	$0.936916	$1.922702	$2.078266

Units Outstanding	99	95	—	96	145
(6) Accumulation Unit Value	$1.796945	$2.873407	$0.933101	$1.850222	$1.999925

Units Outstanding	150	314	—	311	676

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

(7) Accumulation Unit Value	$1.873865	$1.385379	$0.938826	$1.959983	$2.118626

Units Outstanding	39	38	9	86	95

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	MFS Research International Core Division	Franklin Templeton International Equity Division	MFS Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$33	$125,929	$147	$2,721	$1

Fidelity Variable Insurance Products	—	—	—	—	—

Neuberger Berman Advisers Management Trust	—	—	—	—	—

Russell Investment Funds	—	—	—	—	—

Due from Northwestern Mutual Life Insurance Company	—	167	—	—	—

Total Assets	33	126,096	147	2,721	1

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	3	—	—	—

Due to Participants	—	—	—	—	—

Total Liabilities	—	3	—	—	—

Total Net Assets	$33	$126,093	$147	$2,721	$1

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$—	$118,698	$40	$56	$—

Annuity Reserves	—	33	—	4	—

After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—

After December 31, 1991 - Front Load Version
Accumulation Units (5)	—	2,025	—	804	—

After December 13, 1991 - Simplified Load Version
Accumulation Units (6)	17	4,622	40	1,438	1

Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	16	715	67	419	—

Total Net Assets	$33	$126,093	$147	$2,721	$1

(1) Investments, at cost	$34	$79,772	$143	$2,721	$1

(2) Shares Outstanding	32	47,163	118	2,721	1

(3) Accumulation Unit Value	$10.549408	$5.083451	$12.472687	$39.847990	$10.309708

Units Outstanding	—	23,350	3	1	—

(4) Accumulation Unit Value	$10.513620	$4.723796	$12.430419	$35.040515	$10.274750

Units Outstanding	—	—	—	—	—

(5) Accumulation Unit Value	$1.050291	$4.621274	$1.241781	$1.700194	$1.026428

Units Outstanding	—	438	—	473	—

(6) Accumulation Unit Value	$1.046028	$4.232602	$1.236747	$2.999526	$1.022274

Units Outstanding	17	1,092	32	479	1

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

(7) Accumulation Unit Value	$1.052433	$1.955614	$1.244312	$1.240571	$1.028506

Units Outstanding	15	366	54	338	—

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	Select Bond Division	PIMCO Long-Term U.S. Government Bond Division	American Century Inflation Protection Division	High Yield Bond Division	PIMCO Multi-Sector Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$14,402	$32	$42	$6,592	$54

Fidelity Variable Insurance Products	—	—	—	—	—

Neuberger Berman Advisers Management Trust	—	—	—	—	—

Russell Investment Funds	—	—	—	—	—

Due from Northwestern Mutual Life Insurance Company	18	—	—	4	—

Total Assets	14,420	32	42	6,596	54

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	30	30	—	—

Due to Participants	—	—	—	—	—

Total Liabilities	—	30	30	—	—

Total Net Assets	$14,420	$2	$12	$6,596	$54

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$11,076	$1	$1	$5,704	$—

Annuity Reserves	57	—	—	18	—

After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—

After December 31, 1991 - Front Load Version
Accumulation Units (5)	753	—	—	200	22

After December 13, 1991 - Simplified Load Version
Accumulation Units (6)	2,025	1	—	547	—

Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	509	—	11	127	32

Total Net Assets	$14,420	$2	$12	$6,596	$54

(1) Investments, at cost	$14,147	$32	$42	$6,717	$54

(2) Shares Outstanding	11,747	31	40	9,363	55

(3) Accumulation Unit Value	$151.194364	$10.755061	$10.682900	$26.317469	$10.108530

Units Outstanding	73	—	—	217	—

(4) Accumulation Unit Value	$132.731141	$10.718608	$10.646683	$24.578682	$10.074247

Units Outstanding	—	—	—	—	—

(5) Accumulation Unit Value	$2.515181	$1.070770	$1.063588	$2.408163	$1.006407

Units Outstanding	299	—	—	83	22

(6) Accumulation Unit Value	$10.760502	$1.066436	$1.059280	$2.218872	$1.002320

Units Outstanding	188	1	—	246	—

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

(7) Accumulation Unit Value	$1.607800	$1.072953	$1.065745	$1.590018	$1.008445

Units Outstanding	317	—	10	80	31

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$67,030	$2,317	$—	$—	$—

Fidelity Variable Insurance Products	—	—	1,426	413	—

Neuberger Berman Advisers Management Trust	—	—	—	—	13

Russell Investment Funds	—	—	—	—	—

Due from Northwestern Mutual Life Insurance Company	63	—	54	—	—

Total Assets	67,093	2,317	1,480	413	13

Liabilities:
Due to Northwestern Mutual Life Insurance Company	3	—	—	30	—

Due to Participants	—	—	—	—	—

Total Liabilities	3	—	—	30	—

Total Net Assets	$67,090	$2,317	$1,480	$383	$13

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$50,981	$—	$206	$39	$—

Annuity Reserves	485	182	—	—	—

After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	824	—	—	—	—

After December 31, 1991 - Front Load Version
Accumulation Units (5)	3,229	111	300	26	5

After December 13, 1991 - Simplified Load Version
Accumulation Units (6)	10,641	1,683	696	287	—

Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	930	341	278	31	8

Total Net Assets	$67,090	$2,317	$1,480	$383	$13

(1) Investments, at cost	$61,191	$2,101	$1,329	$492	$12

(2) Shares Outstanding	33,649	1,867	40	15	1

(3) Accumulation Unit Value	$130.596514	$15.001132	$26.828755	$11.179915	$10.188221

Units Outstanding	390	—	8	3	—

(4) Accumulation Unit Value	$114.704747	$14.527127	$26.209747	$11.142015	$10.153661

Units Outstanding	7	—	—	—	—

(5) Accumulation Unit Value	$3.306177	$1.438786	$2.602723	$1.113062	$1.014329

Units Outstanding	977	77	115	23	5

(6) Accumulation Unit Value	$9.345048	$1.384559	$2.530987	$1.108565	$1.010221

Units Outstanding	1,139	1,215	275	259	—

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

(7) Accumulation Unit Value	$1.324207	$1.466752	$2.639341	$1.115338	$1.016402

Units Outstanding	702	233	105	28	7

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	Russell Multi- Style Equity Division	Russell Aggressive Equity Division	Russell Non-US Division	Russell Real Estate Securities Division	Russell Core Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—	$—

Fidelity Variable Insurance Products	—	—	—	—	—

Neuberger Berman Advisers Management Trust	—	—	—	—	—

Russell Investment Funds	1,801	955	1,615	34,042	1,873

Due from Northwestern Mutual Life Insurance Company	1	—	52	10	19

Total Assets	1,802	955	1,667	34,052	1,892

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	761	—

Due to Participants	—	—	—	—	—

Total Liabilities	—	—	—	761	—

Total Net Assets	$1,802	$955	$1,667	$33,291	$1,892

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$106	$3	$86	$31,009	$23

Annuity Reserves	—	—	8	36	—

After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—	—

After December 31, 1991 - Front Load Version
Accumulation Units (5)	1,016	238	688	397	1,151

After December 13, 1991 - Simplified Load Version
Accumulation Units (6)	588	688	679	1,683	384

Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	92	26	206	166	334

Total Net Assets	$1,802	$955	$1,667	$33,291	$1,892

(1) Investments, at cost	$1,566	$1,034	$1,646	$42,707	$1,864

(2) Shares Outstanding	115	73	122	2,237	182

(3) Accumulation Unit Value	$11.749485	$18.365962	$18.032632	$31.559603	$16.070912

Units Outstanding	9	—	5	982	1

(4) Accumulation Unit Value	$11.250533	$17.586037	$17.266940	$30.220092	$15.388624

Units Outstanding	—	—	—	—	—

(5) Accumulation Unit Value	$1.110541	$1.735914	$1.704376	$2.983033	$1.518993

Units Outstanding	915	137	404	133	758

(6) Accumulation Unit Value	$1.054304	$1.648031	$1.618147	$2.832067	$1.442151

Units Outstanding	558	417	420	594	266

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

(7) Accumulation Unit Value	$1.112262	$1.559776	$1.469891	$2.962989	$1.522835

Units Outstanding	83	16	140	56	219

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—

Fidelity Variable Insurance Products	—	—	—	—

Neuberger Berman Advisers Management Trust	—	—	—	—

Russell Investment Funds	—	182	97	60

Due from Northwestern Mutual Life Insurance Company	—	—	—	—

Total Assets	—	182	97	60

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	—

Due to Participants	—	—	—	—

Total Liabilities	—	—	—	—

Total Net Assets	$—	$182	$97	$60

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or Between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$—	$—	$—	$—

Annuity Reserves	—	—	—	—

After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—

After December 31, 1991 - Front Load Version
Accumulation Units (5)	—	—	26	—

After December 13, 1991 - Simplified Load Version
Accumulation Units (6)	—	—	—	—

Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	—	182	71	60

Total Net Assets	$—	$182	$97	$60

(1) Investments, at cost	$—	$182	$98	$61

(2) Shares Outstanding	—	18	10	6

(3) Accumulation Unit Value	$10.353398	$10.272804	$10.212641	$10.124977

Units Outstanding	—	—	—	—

(4) Accumulation Unit Value	$10.318284	$10.237982	$10.178006	$10.090634

Units Outstanding	—	—	—	—

(5) Accumulation Unit Value	$1.030774	$1.022759	$1.016769	$1.008037

Units Outstanding	—	—	26	—

(6) Accumulation Unit Value	$1.026594	$1.018600	$1.012636	$1.003947

Units Outstanding	—	—	—	—

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

(7) Accumulation Unit Value	$1.032870	$1.024838	$1.018835	$1.010091

Units Outstanding	—	177	70	60

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2006

(in thousands)

	Growth Stock Division	Janus Capital Appreciation Division	Large Cap Core Stock Division	Capital Guardian Large Cap Blend Division (a)	Index 500 Stock Division
Income:
Dividend income	$270	$—	$307	$—	$1,599

Expenses:
Mortality and expense risk charges	31	8	26	—	91

Net investment income (loss)	239	(8)	281	—	1,508

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	541	24	660	—	2,923

Realized gain distributions	—	1	—	—	3,589

Realized gains (losses)	541	25	660	—	6,512

Change in unrealized appreciation/(depreciation) of investments during the period	1,841	185	1,277	(6)	(2,825)

Net increase (decrease) in net assets resulting from operations	$2,621	$202	$2,218	$(6)	$5,195

	American Century Large Company Value Division (a)	Capital Guardian Domestic Equity Division	T. Rowe Price Equity Income Division	Mid Cap Growth Stock Division (b)	Index 400 Stock Division
Income:
Dividend income	$—	$24	$14	$613	$515

Expenses:
Mortality and expense risk charges	—	14	4	65	16

Net investment income (loss)	—	10	10	548	499

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	—	98	17	644	2,154

Realized gain distributions	—	75	69	6,949	2,277

Realized gains (losses)	—	173	86	7,593	4,431

Change in unrealized appreciation/(depreciation) of investments during the period	—	(287)	(84)	6,707	(2,168)

Net increase (decrease) in net assets resulting from operations	$—	$(104)	$12	$14,848	$2,762

(a)	Division Commenced Operations on April 30, 2007.
(b)	Effective April 30, 2007, the Aggressive Growth Stock Division was renamed to the Mid Cap Growth Stock Division.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2006

(in thousands)

	AllianceBernstein Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division (a)	T. Rowe Price Small Cap Value Division	International Growth Division
Income:
Dividend income	$5	$30	$—	$5	$15

Expenses:
Mortality and expense risk charges	6	13	—	10	17

Net investment income (loss)	(1)	17	—	(5)	(2)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	17	2,964	—	73	84

Realized gain distributions	94	3,404	—	62	137

Realized gains (losses)	111	6,368	—	135	221

Change in unrealized appreciation/(depreciation) of investments during the period	(122)	(3,066)	—	(147)	(29)

Net increase (decrease) in net assets resulting from operations	$(12)	$3,319	$—	$(17)	$190

	MFS Research International Core Division (a)	Franklin Templeton International Equity Division	MFS Emerging Markets Equity Division (a)	Money Market Division	Short-Term Bond Division (a)
Income:
Dividend income	$—	$2,164	$—	$159	$—

Expenses:
Mortality and expense risk charges	—	70	—	31	—

Net investment income (loss)	—	2,094	—	128	—

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	—	5,309	—	—	—

Realized gain distributions	—	1,432	—	—	—

Realized gains (losses)	—	6,741	—	—	—

Change in unrealized appreciation/(depreciation) of investments during the period	(1)	9,338	4	—	—

Net increase (decrease) in net assets resulting from operations	$(1)	$18,173	$4	$128	$—

(a)	Division Commenced Operations on April 30, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2006

(in thousands)

	Select Bond Division	PIMCO Long-Term U.S. Government Bond Division (a)	American Century Inflation Protection Division (a)	High Yield Bond Division	PIMCO Multi-Sector Bond Division (a)
Income:
Dividend income	$544	$1	$1	$416	$1

Expenses:
Mortality and expense risk charges	32	—	—	9	—

Net investment income (loss)	512	1	1	407	1

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(118)	—	—	41	—

Realized gain distributions	—	—	—	—	—

Realized gains (losses)	(118)	—	—	41	—

Change in unrealized appreciation/(depreciation) of investments during the period	442	—	—	(300)	—

Net increase (decrease) in net assets resulting from operations	$836	$1	$1	$148	$1

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division (a)	Neuberger Berman AMT Socially Responsive Division (a)
Income:
Dividend income	$2,100	$54	$7	$3	$—

Expenses:
Mortality and expense risk charges	180	23	12	1	—

Net investment income (loss)	1,920	31	(5)	2	—

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,039	56	62	—	—

Realized gain distributions	1,238	114	118	86	—

Realized gains (losses)	2,277	170	180	86	—

Change in unrealized appreciation/(depreciation) of investments during the period	(220)	(24)	11	(79)	1

Net increase (decrease) in net assets resulting from operations	$3,977	$177	$186	$9	$1

(a)	Division Commenced Operations on April 30, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2006

(in thousands)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-US Division	Russell Real Estate Securities Division	Russell Core Bond Division
Income:
Dividend income	$18	$4	$41	$1,077	$98

Expenses:
Mortality and expense risk charges	15	10	14	29	14

Net investment income (loss)	3	(6)	27	1,048	84

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	223	17	161	5,175	(14)

Realized gain distributions	71	118	297	4,780	—

Realized gains (losses)	294	135	458	9,955	(14)

Change in unrealized appreciation/(depreciation) of investments during the period	(139)	(113)	(350)	(19,262)	48

Net increase (decrease) in net assets resulting from operations	$158	$16	$135	$(8,259)	$118

	Russell LifePoints Moderate Strategy Division (a)	Russell LifePoints Balanced Strategy Division (a)	Russell LifePoints Growth Strategy Division (a)	Russell LifePoints Equity Growth Strategy Division (a)
Income:
Dividend income	$—	$4	$3	$1

Expenses:
Mortality and expense risk charges	—	—	—	—

Net investment income (loss)	—	4	3	1

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	—	—	—	—

Realized gain distributions	—	—	—	—

Realized gains (losses)	—	—	—	—

Change in unrealized appreciation/(depreciation) of investments during the period	—	—	(1)	(1)

Net increase (decrease) in net assets resulting from operations	$—	$4	$2	$—

(a)	Division Commenced Operations on April 30, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Janus Capital Appreciation Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$239	$172	$(8)	$(6)

Net realized gains (losses)	541	(97)	25	130

Net change in unrealized appreciation/(depreciation)	1,841	2,429	185	(116)

Net increase (decrease) in net assets resulting from operations	2,621	2,504	202	8

Contract Transactions:
Contract owners’ net payments	2,803	2,530	138	46

Annuity payments	(35)	(3)	—	—

Surrenders and other (net)	(3,364)	(2,444)	(17)	(373)

Transfers from other divisions or sponsor	3,582	2,994	425	227

Transfers to other divisions or sponsor	(3,421)	(2,855)	(346)	(167)

Net increase (decrease) in net assets resulting from contract transactions	(435)	222	200	(267)

Net increase (decrease) in net assets	2,186	2,726	402	(259)

Net Assets:
Beginning of Period	29,480	26,754	647	906

End of Period	$31,666	$29,480	$1,049	$647

Units issued during the period	665	527	298	157

Units redeemed during the period	(848)	(719)	(189)	(344)

Net units issued (redeemed) during period	(183)	(192)	109	(187)

	Large Cap Core Stock Division		Capital Guardian Large Cap Blend Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$281	$214	$—	$—

Net realized gains (losses)	660	(236)	—	—

Net change in unrealized appreciation/(depreciation)	1,277	2,487	(6)	—

Net increase (decrease) in net assets resulting from operations	2,218	2,465	(6)	—

Contract Transactions:
Contract owners’ net payments	2,791	2,082	24	—

Annuity payments	—	—	—	—

Surrenders and other (net)	(3,093)	(1,778)	(1)	—

Transfers from other divisions or sponsor	4,000	3,057	116	—

Transfers to other divisions or sponsor	(2,610)	(2,047)	(52)	—

Net increase (decrease) in net assets resulting from contract transactions	1,088	1,314	87	—

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

Net increase (decrease) in net assets	3,306	3,779	81	—

Net Assets:
Beginning of Period	24,567	20,788	—	—

End of Period	$27,873	$24,567	$81	$—

Units issued during the period	535	528	146	—

Units redeemed during the period	(741)	(524)	(59)	—

Net units issued (redeemed) during period	(206)	4	87	—

(a)	Division Commenced Operations on April 30, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		American Century Large Company Value Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$1,508	$1,341	$—	$—

Net realized gains (losses)	6,512	4,945	—	—

Net change in unrealized appreciation/(depreciation)	(2,825)	6,865	—	—

Net increase (decrease) in net assets resulting from operations	5,195	13,151	—	—

Contract Transactions:
Contract owners’ net payments	7,135	6,473	3	—

Annuity payments	(358)	(6)	—	—

Surrenders and other (net)	(9,364)	(9,034)	(1)	—

Transfers from other divisions or sponsor	3,266	3,608	6	—

Transfers to other divisions or sponsor	(7,461)	(8,973)	(1)	—

Net increase (decrease) in net assets resulting from contract transactions	(6,782)	(7,932)	7	—

Net increase (decrease) in net assets	(1,587)	5,219	7	—

Net Assets:
Beginning of Period	97,292	92,073	—	—

End of Period	$95,705	$97,292	$7	$—

Units issued during the period	910	672	8	—

Units redeemed during the period	(1,041)	(1,193)	(1)	—

Net units issued (redeemed) during period	(131)	(521)	7	—

	Capital Guardian Domestic Equity Division		T. Rowe Price Equity Income Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$10	$(13)	$10	$3

Net realized gains (losses)	173	109	86	16

Net change in unrealized appreciation/(depreciation)	(287)	88	(84)	21

Net increase (decrease) in net assets resulting from operations	(104)	184	12	40

Contract Transactions:
Contract owners’ net payments	321	138	132	145

Annuity payments	—	—	—	—

Surrenders and other (net)	(125)	(242)	(24)	(59)

Transfers from other divisions or sponsor	764	358	508	97

Transfers to other divisions or sponsor	(746)	(383)	(301)	(48)

Net increase (decrease) in net assets resulting from contract transactions	214	(129)	315	135

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

Net increase (decrease) in net assets	110	55	327	175

Net Assets:
Beginning of Period	1,418	1,363	361	186

End of Period	$1,528	$1,418	$688	$361

Units issued during the period	660	376	290	195

Units redeemed during the period	(575)	(456)	(178)	(101)

Net units issued (redeemed) during period	85	(80)	112	94

(a)	Division Commenced Operations on April 30, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division (b)		Index 400 Stock Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$548	$27	$499	$366

Net realized gains (losses)	7,593	1,183	4,431	4,101

Net change in unrealized appreciation/(depreciation)	6,707	2,119	(2,168)	(1,222)

Net increase (decrease) in net assets resulting from operations	14,848	3,329	2,762	3,245

Contract Transactions:
Contract owners’ net payments	6,039	5,540	4,651	4,247

Annuity payments	(3)	(3)	(464)	(4)

Surrenders and other (net)	(5,887)	(6,321)	(5,154)	(3,895)

Transfers from other divisions or sponsor	4,154	904	5,877	2,658

Transfers to other divisions or sponsor	(8,081)	(7,981)	(3,358)	(3,514)

Net increase (decrease) in net assets resulting from contract transactions	(3,778)	(7,861)	1,552	(508)

Net increase (decrease) in net assets	11,070	(4,532)	4,314	2,737

Net Assets:
Beginning of Period	76,225	80,757	35,689	32,952

End of Period	$87,295	$76,225	$40,003	$35,689

Units issued during the period	478	318	829	579

Units redeemed during the period	(718)	(588)	(729)	(825)

Net units issued (redeemed) during period	(240)	(270)	100	(246)

	AllianceBernstein Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$(1)	$—	$17	$(14)

Net realized gains (losses)	111	90	6,368	6,447

Net change in unrealized appreciation/(depreciation)	(122)	(31)	(3,066)	(4,223)

Net increase (decrease) in net assets resulting from operations	(12)	59	3,319	2,210

Contract Transactions:
Contract owners’ net payments	63	29	4,264	4,508

Annuity payments	—	—	—	—

Surrenders and other (net)	(27)	(287)	(3,258)	(3,384)

Transfers from other divisions or sponsor	750	367	3,969	2,268

Transfers to other divisions or sponsor	(616)	(265)	(6,705)	(4,171)

Net increase (decrease) in net assets resulting from contract transactions	170	(156)	(1,730)	(779)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

Net increase (decrease) in net assets	158	(97)	1,589	1,431

Net Assets:
Beginning of Period	454	551	37,153	35,722

End of Period	$612	$454	$38,742	$37,153

Units issued during the period	379	244	647	444

Units redeemed during the period	(332)	(329)	(660)	(566)

Net units issued (redeemed) during period	47	(85)	(13)	(122)

(b)	Effective April 30, 2007, the Aggressive Growth Stock Division was renamed to the Mid Cap Growth Stock Division.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division (a)		T. Rowe Price Small Cap Value Stock Division
	For the Period Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$—	$—	$(5)	$(7)

Net realized gains (losses)	—	—	135	217

Net change in unrealized appreciation/(depreciation)	—	—	(147)	(35)

Net increase (decrease) in net assets resulting from operations	—	—	(17)	175

Contract Transactions:
Contract owners’ net payments	9	—	199	89

Annuity payments	—	—	—	—

Surrenders and other (net)	(1)	—	(89)	(418)

Transfers from other divisions or sponsor	2	—	436	259

Transfers to other divisions or sponsor	(1)	—	(514)	(282)

Net increase (decrease) in net assets resulting from contract transactions	9	—	32	(352)

Net increase (decrease) in net assets	9	—	15	(177)

Net Assets:
Beginning of Period	—	—	1,098	1,275

End of Period	$9	$—	$1,113	$1,098

Units issued during the period	11	—	432	170

Units redeemed during the period	(2)	—	(408)	(288)

Net units issued (redeemed) during period	9	—	24	(118)

	International Growth Stock Division		MFS Research International Core Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$(2)	$(7)	$—	$—

Net realized gains (losses)	221	102	—	—

Net change in unrealized appreciation/(depreciation)	(29)	78	(1)	—

Net increase (decrease) in net assets resulting from operations	190	173	(1)	—

Contract Transactions:
Contract owners’ net payments	291	135	12	—

Annuity payments	—	—	—	—

Surrenders and other (net)	(153)	(204)	(1)	—

Transfers from other divisions or sponsor	1,196	536	24	—

Transfers to other divisions or sponsor	(586)	(296)	(1)	—

Net increase (decrease) in net assets resulting from contract transactions	748	171	34	—

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

Net increase (decrease) in net assets	938	344	33	—

Net Assets:
Beginning of Period	1,110	766	—	—

End of Period	$2,048	$1,110	$33	$—

Units issued during the period	769	372	33	—

Units redeemed during the period	(371)	(291)	(1)	—

Net units issued (redeemed) during period	398	81	32	—

(a)	Division Commenced Operations on April 30, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Franklin Templeton International Equity Division		MFS Emerging Markets Equity Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$2,094	$1,343	$—	$—

Net realized gains (losses)	6,741	1,595	—	—

Net change in unrealized appreciation/(depreciation)	9,338	18,993	4	—

Net increase (decrease) in net assets resulting from operations	18,173	21,931	4	—

Contract Transactions:
Contract owners’ net payments	10,844	6,148	13	—

Annuity payments	(4)	(3)	—	—

Surrenders and other (net)	(10,060)	(4,837)	(2)	—

Transfers from other divisions or sponsor	14,130	6,549	136	—

Transfers to other divisions or sponsor	(3,328)	(2,099)	(4)	—

Net increase (decrease) in net assets resulting from contract transactions	11,582	5,758	143	—

Net increase (decrease) in net assets	29,755	27,689	147	—

Net Assets:
Beginning of Period	96,338	68,649	—	—

End of Period	$126,093	$96,338	$147	$—

Units issued during the period	5,964	3,835	94	—

Units redeemed during the period	(3,335)	(2,270)	(5)	—

Net units issued (redeemed) during period	2,629	1,565	89	—

	Money Market Division		Short-Term Bond Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$128	$124	$—	$—

Net realized gains (losses)	—	—	—	—

Net change in unrealized appreciation/(depreciation)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	128	124	—	—

Contract Transactions:
Contract owners’ net payments	1,595	2,787	1	—

Annuity payments	(1)	(1)	—	—

Surrenders and other (net)	(4,684)	(2,113)	(1)	—

Transfers from other divisions or sponsor	4,024	1,923	1	—

Transfers to other divisions or sponsor	(2,252)	(1,856)	—	—

Net increase (decrease) in net assets resulting from contract transactions	(1,318)	740	1	—

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

Net increase (decrease) in net assets	(1,190)	864	1	—

Net Assets:
Beginning of Period	3,911	3,047	—	—

End of Period	$2,721	$3,911	$1	$—

Units issued during the period	2,973	2,018	1	—

Units redeemed during the period	(3,342)	(1,568)	—	—

Net units issued (redeemed) during period	(369)	450	1	—

(a)	Division Commenced Operations on April 30, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		PIMCO Long-Term U.S. Government Bond Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$512	$530	$1	$—

Net realized gains (losses)	(118)	(260)	—	—

Net change in unrealized appreciation/(depreciation)	442	184	—	—

Net increase (decrease) in net assets resulting from operations	836	454	1	—

Contract Transactions:
Contract owners’ net payments	1,501	1,272	3	—

Annuity payments	(7)	(7)	(30)	—

Surrenders and other (net)	(1,523)	(3,185)	(2)	—

Transfers from other divisions or sponsor	2,174	1,730	30	—

Transfers to other divisions or sponsor	(2,733)	(2,323)	—	—

Net increase (decrease) in net assets resulting from contract transactions	(588)	(2,513)	1	—

Net increase (decrease) in net assets	248	(2,059)	2	—

Net Assets:
Beginning of Period	14,172	16,231	—	—

End of Period	$14,420	$14,172	$2	$—

Units issued during the period	752	285	5	—

Units redeemed during the period	(494)	(580)	(4)	—

Net units issued (redeemed) during period	258	(295)	1	—

	American Century Inflation Protection Division (a)		High Yield Bond Division
	For the Period Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$1	$—	$407	$426

Net realized gains (losses)	—	—	41	190

Net change in unrealized appreciation/(depreciation)	—	—	(300)	(24)

Net increase (decrease) in net assets resulting from operations	1	—	148	592

Contract Transactions:
Contract owners’ net payments	13	—	799	742

Annuity payments	(30)	—	(2)	(2)

Surrenders and other (net)	(1)	—	(708)	(1,060)

Transfers from other divisions or sponsor	29	—	1,296	574

Transfers to other divisions or sponsor	—	—	(1,288)	(1,220)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

Net increase (decrease) in net assets resulting from contract transactions	11	—	97	(966)

Net increase (decrease) in net assets	12	—	245	(374)

Net Assets:
Beginning of Period	—	—	6,351	6,725

End of Period	$12	$—	$6,596	$6,351

Units issued during the period	13	—	282	226

Units redeemed during the period	(3)	—	(255)	(447)

Net units issued (redeemed) during period	10	—	27	(221)

(a)	Division Commenced Operations on April 30, 2007.

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2007

1.	Organization

NML Variable Annuity Account C (the “Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund group combination variable annuity contracts (“contracts”) for HR-10 and corporate pension and profit-sharing plans which qualify for special tax treatment under the Internal Revenue Code and individual variable annuity contracts of certain eligible persons. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Simplified Load contracts with an installment fee of $750; and Network Edition contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

2.	Significant Accounting Policies

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

The shares are valued at the Funds’ offering and redemption prices per share. Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Since 1996, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners’ Net Payment in the accompanying financial statements.

Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. Annuity reserves are based on the 1983 Annuity Table a, adjusted with assumed interest rates of 3.5% or 5%.

Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Account.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2007

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2007 by each Division are shown as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$3,530	$3,694
Janus Capital Appreciation	212	21
Large Cap Core Stock	4,573	3,290
Capital Guardian Large Cap Blend	88	1
Index 500 Stock	12,768	14,099
American Century Large Company Value	8	1
Capital Guardian Domestic Equity	422	148
T. Rowe Price Equity Income	386	42
Mid Cap Growth Stock	13,866	10,436
Index 400 Stock	10,232	5,445
AllianceBernstein Mid Cap Value	296	38
Small Cap Growth Stock	7,705	6,188
Index 600 Stock	10	1
T. Rowe Price Small Cap Value	358	281
International Growth	1,067	183
MFS Research International Core	35	1
Franklin Templeton International Equity	25,941	10,997
MFS Emerging Markets Equity	145	2
Money Market	3,932	5,122
Short-Term Bond	2	1
Select Bond	2,328	2,422
PIMCO Long-Term U.S. Government Bond	33	2
American Century Inflation Protection	43	1
High Yield Bond	1,294	794
PIMCO Multi-Sector Bond	56	2
Balanced	7,958	10,978
Asset Allocation	475	218
Fidelity VIP Mid Cap	459	236
Fidelity VIP Contrafund	504	12
Neuberger Berman AMT Socially	24	11
Russell Multi-Style Equity	364	879
Russell Aggressive Equity	283	85
Russell Non-U.S.	595	383
Russell Real Estate Securities	15,029	24,044
Russell Core Bond	386	427
Russell LifePoints Moderate	1	1
Russell LifePoints Balanced	183	1
Russell LifePoints Growth	99	1
Russell LifePoints Equity Growth	63	1

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2007

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued before December 17, 1981 or between April 30, 1984 and December 31, 1991, there is no deduction for mortality and expense risks.

For contracts issued after December 16, 1981, and prior to May 1, 1984, the deduction is determined daily at an annual rate of 0.5% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 0.75% annual rate.

Generally, for contracts issued after December 31, 1991, for the Front Load version and the Simplified Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.65% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1% and 1.5% annual rates, respectively.

For Network Edition contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate. For Network Edition contracts purchased before April 30, 2008, the current mortality and expense risk charges will not be increased before May 1, 2012.

5.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (3)
Growth Stock
Year Ended 12/31/07	1,767	$1.013437	to	$35.015115	$31,666	0.88%	0.00%	to	1.25%	7.83%	to	9.20%
Year Ended 12/31/06	1,951	$0.931362	to	$32.066403	$29,480	0.75%	0.00%	to	1.25%	3.67%	to	9.57%
Year Ended 12/31/05	2,143	$2.529872	to	$29.265983	$26,754	1.04%	0.00%	to	1.25%	6.38%	to	7.71%
Year Ended 12/31/04	2,321	$2.378175	to	$27.170823	$25,558	0.70%	0.00%	to	1.25%	5.34%	to	6.67%
Year Ended 12/31/03	2,901	$2.257547	to	$25.471804	$25,382	0.80%	0.00%	to	1.25%	17.47%	to	18.94%

Janus Capital Appreciation
Year Ended 12/31/07	475	$2.106906	to	$22.333276	$1,049	0.05%	0.00%	to	1.25%	25.26%	to	26.84%
Year Ended 12/31/06	367	$1.682068	to	$17.607745	$647	0.35%	0.00%	to	1.25%	3.58%	to	4.88%
Year Ended 12/31/05	554	$1.623859	to	$16.788069	$906	0.19%	0.00%	to	1.25%	15.55%	to	17.00%
Year Ended 12/31/04	297	$1.405312	to	$14.349081	$421	0.14%	0.00%	to	1.25%	18.19%	to	19.67%
Year Ended 12/31/03	196	$1.189063	to	$11.990097	$234	0.13%	0.00%	to	1.25%	18.91%	to	19.90%

Large Cap Core Stock
Year Ended 12/31/07	1,739	$1.077473	to	$29.597322	$27,873	1.16%	0.00%	to	1.25%	7.76%	to	9.12%

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2007

Year Ended 12/31/06	1,947	$0.990903	to	$27.123722	$24,567	1.07%	0.00%	to	1.25%	3.70%	to	11.49%
Year Ended 12/31/05	1,943	$2.102957	to	$24.327323	$20,788	1.27%	0.00%	to	1.25%	7.12%	to	8.46%
Year Ended 12/31/04	1,937	$1.963264	to	$22.430441	$17,959	0.95%	0.00%	to	1.25%	6.82%	to	8.16%
Year Ended 12/31/03	2,546	$1.837972	to	$20.737771	$16,759	0.92%	0.00%	to	1.25%	22.51%	to	24.05%

Capital Guardian Large Cap Blend (1)
Year Ended 12/31/07	87	$0.926940	to	$9.348429	$81	0.85%	0.00%	to	1.25%	(7.30)%	to	(6.52)%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

Index 500 Stock
Year Ended 12/31/07	3,312	$1.111903	to	$63.972521	$95,705	1.62%	0.00%	to	1.25%	4.11%	to	5.43%
Year Ended 12/31/06	3,443	$1.058385	to	$60.678957	$97,292	1.58%	0.00%	to	1.25%	4.18%	to	15.62%
Year Ended 12/31/05	3,964	$3.533871	to	$52.479807	$92,073	1.75%	0.00%	to	1.25%	3.43%	to	4.72%
Year Ended 12/31/04	4,723	$3.396371	to	$50.112283	$94,704	1.32%	0.00%	to	1.25%	9.32%	to	10.70%
Year Ended 12/31/03	5,326	$3.088134	to	$45.268617	$89,323	1.46%	0.00%	to	1.25%	26.84%	to	28.43%

American Century Large Company Value (1)
Year Ended 12/31/07	7	$0.932366	to	$9.403163	$7	1.52%	0.00%	to	1.25%	(6.75)%	to	(5.97)%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		to			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		to			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		to			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		to			n/a

Capital Guardian Domestic Equity
Year Ended 12/31/07	1,018	$1.317376	to	$14.273423	$1,528	1.47%	0.00%	to	1.25%	(7.50)%	to	(6.33)%
Year Ended 12/31/06	932	$1.424141	to	$15.237722	$1,418	0.00%	0.00%	to	1.25%	3.17%	to	16.56%
Year Ended 12/31/05	1,012	$1.237056	to	$13.072390	$1,363	1.34%	0.00%	to	1.25%	6.71%	to	8.04%
Year Ended 12/31/04	1,357	$1.159280	to	$12.099054	$1,676	1.48%	0.00%	to	1.25%	15.40%	to	16.85%
Year Ended 12/31/03	1,111	$1.004585	to	$10.354264	$1,235	1.96%	0.00%	to	1.25%	32.74%	to	34.41%

T. Rowe Price Equity Income
Year Ended 12/31/07	312	$1.721722	to	$18.250431	$688	2.13%	0.00%	to	1.25%	1.97%	to	3.26%
Year Ended 12/31/06	200	$1.688469	to	$17.674755	$361	2.45%	0.00%	to	1.25%	5.32%	to	19.15%
Year Ended 12/31/05	106	$1.434821	to	$14.833915	$186	1.44%	0.00%	to	1.25%	2.90%	to	4.19%
Year Ended 12/31/04	187	$1.394433	to	$14.237970	$292	1.39%	0.00%	to	1.25%	13.73%	to	15.16%
Year Ended 12/31/03	117	$1.226098	to	$12.363579	$144	3.03%	0.00%	to	1.25%	22.61%	to	23.64%

Mid-Cap Growth Stock (2)
Year Ended 12/31/07	2,297	$1.078509	to	$73.219863	$87,295	0.76%	0.00%	to	1.25%	19.19%	to	20.70%
Year Ended 12/31/06	2,537	$0.896717	to	$60.663705	$76,225	0.12%	0.00%	to	1.25%	2.67%	to	4.40%
Year Ended 12/31/05	2,807	$3.499067	to	$58.106257	$80,757	0.05%	0.00%	to	1.25%	4.82%	to	6.14%
Year Ended 12/31/04	3,253	$3.318231	to	$54.747494	$83,559	0.00%	0.00%	to	1.25%	12.80%	to	14.22%
Year Ended 12/31/03	3,970	$2.924175	to	$47.932675	$79,022	0.00%	0.00%	to	1.25%	23.15%	to	24.69%

Index 400 Stock
Year Ended 12/31/07	2,286	$1.849846	to	$23.522236	$40,003	1.27%	0.00%	to	1.25%	6.58%	to	7.93%
Year Ended 12/31/06	2,186	$1.720014	to	$21.794434	$35,689	1.08%	0.00%	to	1.25%	2.64%	to	10.04%
Year Ended 12/31/05	2,432	$1.822214	to	$19.805364	$32,952	0.77%	0.00%	to	1.25%	10.98%	to	12.37%
Year Ended 12/31/04	2,585	$1.641894	to	$17.624859	$27,717	0.66%	0.00%	to	1.25%	14.82%	to	16.26%
Year Ended 12/31/03	2,444	$1.429987	to	$15.159273	$20,398	0.71%	0.00%	to	1.25%	33.34%	to	35.01%

AllianceBernstein Mid Cap Value
Year Ended 12/31/07	293	$1.796945	to	$19.047672	$612	0.78%	0.00%	to	1.25%	(1.41)%	to	(0.16)%
Year Ended 12/31/06	247	$1.822606	to	$19.078717	$454	0.95%	0.00%	to	1.25%	3.35%	to	14.49%
Year Ended 12/31/05	332	$1.611849	to	$16.663892	$551	0.60%	0.00%	to	1.25%	4.15%	to	5.46%
Year Ended 12/31/04	244	$1.547558	to	$15.801473	$386	1.03%	0.00%	to	1.25%	17.19%	to	18.67%
Year Ended 12/31/03	172	$1.320512	to	$13.315544	$229	1.22%	0.00%	to	1.25%	32.05%	to	33.16%

Small Cap Growth Stock
Year Ended 12/31/07	1,618	$1.385379	to	$32.021844	$38,742	0.08%	0.00%	to	1.25%	8.18%	to	9.54%
Year Ended 12/31/06	1,631	$1.269179	to	$29.232653	$37,153	0.00%	0.00%	to	1.25%	2.24%	to	6.68%
Year Ended 12/31/05	1,753	$2.521099	to	$27.401692	$35,722	0.00%	0.00%	to	1.25%	9.81%	to	11.18%
Year Ended 12/31/04	1,852	$2.295965	to	$24.646196	$30,538	0.00%	0.00%	to	1.25%	17.32%	to	18.80%
Year Ended 12/31/03	2,107	$1.956937	to	$20.745671	$24,419	0.00%	0.00%	to	1.25%	31.41%	to	33.06%

Index 600 Stock (1)

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2007

Year Ended 12/31/07	9	$0.933101	to	$9.410605	$9	0.00%	0.00%	to	1.25%	(6.68%)	to	(5.89%)
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

T. Rowe Price Small Cap Value
Year Ended 12/31/07	502	$1.850222	to	$20.045927	$1,113	0.41%	0.00%	to	1.25%	(2.07)%	to	(0.83)%
Year Ended 12/31/06	478	$1.889257	to	$20.213417	$1,098	0.28%	0.00%	to	1.25%	4.24%	to	16.55%
Year Ended 12/31/05	596	$1.641244	to	$17.342719	$1,275	0.33%	0.00%	to	1.25%	5.89%	to	7.21%
Year Ended 12/31/04	681	$1.549988	to	$16.175980	$1,266	0.21%	0.00%	to	1.25%	23.02%	to	24.57%
Year Ended 12/31/03	589	$1.259912	to	$12.985287	$826	0.00%	0.00%	to	1.25%	33.48%	to	35.15%

International Growth
Year Ended 12/31/07	925	$1.999925	to	$21.668250	$2,048	0.82%	0.00%	to	1.25%	11.22%	to	12.62%
Year Ended 12/31/06	528	$1.798235	to	$19.240066	$1,110	0.20%	0.00%	to	1.25%	12.19%	to	21.48%
Year Ended 12/31/05	447	$1.498861	to	$15.838526	$766	1.19%	0.00%	to	1.25%	16.54%	to	18.00%
Year Ended 12/31/04	271	$1.286123	to	$13.422496	$454	1.15%	0.00%	to	1.25%	20.08%	to	21.59%
Year Ended 12/31/03	120	$1.071062	to	$11.039080	$146	1.79%	0.00%	to	1.25%	37.27%	to	38.99%

MFS Research International Core (1)
Year Ended 12/31/07	32	$1.046028	to	$10.549408	$33	2.42%	0.00%	to	1.25%	4.61%	to	5.49%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

Franklin Templeton International Equity
Year Ended 12/31/07	25,246	$1.955614	to	$5.083451	$126,093	1.87%	0.00%	to	1.25%	16.59%	to	18.06%
Year Ended 12/31/06	22,616	$1.662262	to	$4.305729	$96,338	1.70%	0.00%	to	1.25%	10.07%	to	30.90%
Year Ended 12/31/05	21,051	$2.808145	to	$3.289423	$68,649	1.76%	0.00%	to	1.25%	10.14%	to	11.52%
Year Ended 12/31/04	20,493	$2.549602	to	$2.949634	$59,842	1.70%	0.00%	to	1.25%	17.85%	to	19.33%
Year Ended 12/31/03	19,611	$2.163493	to	$2.471833	$47,882	1.64%	0.00%	to	1.25%	38.72%	to	40.46%

MFS Emerging Markets Equity (1)
Year Ended 12/31/07	89	$1.236747	to	$12.472687	$147	0.72%	0.00%	to	1.25%	23.69%	to	24.73%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

Money Market
Year Ended 12/31/07	1,291	$1.240571	to	$39.847990	$2,721	5.41%	0.00%	to	1.25%	3.97%	to	5.28%
Year Ended 12/31/06	1,660	$1.182475	to	$37.848488	$3,911	4.72%	0.00%	to	1.25%	1.02%	to	4.86%
Year Ended 12/31/05	1,210	$1.560248	to	$36.095241	$3,047	2.96%	0.00%	to	1.25%	1.71%	to	2.98%
Year Ended 12/31/04	1,695	$1.524874	to	$35.049174	$4,097	1.42%	0.00%	to	1.25%	0.17%	to	1.43%
Year Ended 12/31/03	2,539	$1.513153	to	$34.553668	$6,171	1.29%	0.00%	to	1.25%	(0.02%)	to	1.23%

Short-Term Bond (1)
Year Ended 12/31/07	1	$1.022274	to	$10.309708	$1	2.04%	0.00%	to	1.25%	2.24%	to	3.10%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

Select Bond
Year Ended 12/31/07	877	$1.607800	to	$151.194364	$14,420	3.86%	0.00%	to	1.25%	5.07%	to	6.39%
Year Ended 12/31/06	619	$1.516531	to	$142.110273	$14,172	3.91%	0.00%	to	1.25%	1.62%	to	3.74%
Year Ended 12/31/05	914	$2.308631	to	$136.984725	$16,231	3.57%	0.00%	to	1.25%	0.95%	to	2.22%
Year Ended 12/31/04	1,058	$2.273220	to	$134.012491	$16,573	4.24%	0.00%	to	1.25%	3.44%	to	4.75%
Year Ended 12/31/03	1,226	$2.184385	to	$127.939507	$18,448	3.86%	0.00%	to	1.25%	4.18%	to	5.49%

PIMCO Long-Term U.S. Government Bond (1)
Year Ended 12/31/07	1	$1.066436	to	$10.755061	$2	13.57%	0.00%	to	1.25%	6.65%	to	7.55%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2007

American Century Inflation Protection Bond (1)
Year Ended 12/31/07	10	$1.059280	to	$10.682900	$12	15.12%	0.00%	to	1.25%	5.94%	to	6.83%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

High Yield Bond
Year Ended 12/31/07	626	$1.590018	to	$26.317469	$6,596	6.20%	0.00%	to	1.25%	1.10%	to	2.38%
Year Ended 12/31/06	599	$1.558583	to	$25.706496	$6,351	6.78%	0.00%	to	1.25%	3.16%	to	9.77%
Year Ended 12/31/05	820	$2.024344	to	$23.417544	$6,725	6.73%	0.00%	to	1.25%	0.14%	to	1.39%
Year Ended 12/31/04	943	$2.021608	to	$23.096633	$6,683	6.94%	0.00%	to	1.25%	11.36%	to	12.76%
Year Ended 12/31/03	1,036	$1.815388	to	$20.482734	$6,206	0.21%	0.00%	to	1.25%	27.46%	to	29.06%

PIMCO Multi-Sector Bond (1)
Year Ended 12/31/07	53	$1.002320	to	$10.108530	$54	5.58%	0.00%	to	1.25%	0.24%	to	1.09%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

Balanced
Year Ended 12/31/07	3,215	$1.324207	to	$130.596514	$67,090	3.04%	0.00%	to	1.25%	4.83%	to	6.15%
Year Ended 12/31/06	3,175	$1.251906	to	$123.031604	$69,232	2.89%	0.00%	to	1.25%	3.01%	to	10.42%
Year Ended 12/31/05	3,803	$2.857685	to	$111.421574	$71,709	2.66%	0.00%	to	1.25%	2.31%	to	3.59%
Year Ended 12/31/04	3,857	$2.776467	to	$107.555819	$77,040	2.55%	0.00%	to	1.25%	6.55%	to	7.89%
Year Ended 12/31/03	4,451	$2.590151	to	$99.686821	$78,027	3.21%	0.00%	to	1.25%	16.53%	to	17.99%

Asset Allocation
Year Ended 12/31/07	1,525	$1.384559	to	$15.001132	$2,317	2.35%	0.00%	to	1.25%	8.03%	to	9.40%
Year Ended 12/31/06	1,414	$1.281584	to	$13.712349	$2,030	1.94%	0.00%	to	1.25%	4.37%	to	9.91%
Year Ended 12/31/05	1,025	$1.180583	to	$12.475450	$1,871	1.41%	0.00%	to	1.25%	5.67%	to	6.99%
Year Ended 12/31/04	960	$1.117219	to	$11.659896	$1,704	0.00%	0.00%	to	1.25%	8.65%	to	10.02%
Year Ended 12/31/03	779	$1.028260	to	$10.598020	$1,259	1.72%	0.00%	to	1.25%	19.13%	to	20.63%

Fidelity VIP Mid Cap
Year Ended 12/31/07	503	$2.530987	to	$26.828755	$1,480	0.47%	0.00%	to	1.25%	13.90%	to	15.34%
Year Ended 12/31/06	444	$2.222115	to	$23.260937	$1,129	0.16%	0.00%	to	1.25%	4.86%	to	12.40%
Year Ended 12/31/05	337	$2.001683	to	$20.694231	$796	0.00%	0.00%	to	1.25%	16.56%	to	18.02%
Year Ended 12/31/04	198	$1.717354	to	$17.535222	$407	0.00%	0.00%	to	1.25%	23.11%	to	24.66%
Year Ended 12/31/03	269	$1.395022	to	$14.066904	$377	0.00%	0.00%	to	1.25%	39.50%	to	40.67%

Fidelity VIP Contrafund (1)
Year Ended 12/31/07	313	$1.108565	to	$11.179915	$383	1.55%	0.00%	to	1.25%	10.87%	to	11.80%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

Neuberger Berman AMT Socially Responsive (1)
Year Ended 12/31/07	12	$1.010221	to	$10.188221	$13	0.12%	0.00%	to	1.25%	1.03%	to	1.88%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

Russell Multi-Style Equity
Year Ended 12/31/07	1,565	$1.054304	to	$11.749485	$1,802	0.99%	0.00%	to	1.25%	8.98%	to	10.36%
Year Ended 12/31/06	2,036	$0.967415	to	$10.646608	$2,233	0.94%	0.00%	to	1.25%	3.39%	to	12.75%
Year Ended 12/31/05	2,076	$0.868789	to	$9.442962	$2,037	1.07%	0.00%	to	1.25%	5.94%	to	7.27%
Year Ended 12/31/04	1,936	$0.820050	to	$8.802993	$1,811	0.67%	0.00%	to	1.25%	8.44%	to	9.81%
Year Ended 12/31/03	1,185	$0.756197	to	$8.016570	$1,087	0.70%	0.00%	to	1.25%	27.26%	to	28.86%

Russell Aggressive Equity

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2007

Year Ended 12/31/07	570	$1.559776	to	$18.365962	$955	0.38%	0.00%	to	1.25%	2.13%	to	3.42%
Year Ended 12/31/06	522	$1.513536	to	$17.758799	$852	0.19%	0.00%	to	1.25%	3.31%	to	14.79%
Year Ended 12/31/05	590	$1.423377	to	$15.470599	$848	0.18%	0.00%	to	1.25%	5.04%	to	6.36%
Year Ended 12/31/04	714	$1.355022	to	$14.545498	$982	0.17%	0.00%	to	1.25%	13.30%	to	14.73%
Year Ended 12/31/03	749	$1.195908	to	$12.677885	$911	0.11%	0.00%	to	1.25%	43.79%	to	45.60%

Russell Non-U.S.
Year Ended 12/31/07	969	$1.469891	to	$18.032632	$1,667	2.44%	0.00%	to	1.25%	8.74%	to	10.12%
Year Ended 12/31/06	989	$1.339553	to	$16.375774	$1,592	2.47%	0.00%	to	1.25%	8.74%	to	23.64%
Year Ended 12/31/05	1,216	$1.218592	to	$13.244730	$1,538	1.58%	0.00%	to	1.25%	12.28%	to	13.69%
Year Ended 12/31/04	1,277	$1.085315	to	$11.650240	$1,429	2.09%	0.00%	to	1.25%	16.83%	to	18.30%
Year Ended 12/31/03	1,196	$0.928976	to	$9.848016	$1,149	3.46%	0.00%	to	1.25%	37.07%	to	38.79%

Russell Real Estate Securities
Year Ended 12/31/07	1,765	$2.832067	to	$31.559603	$33,291	2.08%	0.00%	to	1.25%	(16.91)%	to	(15.86)%
Year Ended 12/31/06	2,144	$3.408298	to	$37.506853	$57,144	1.98%	0.00%	to	1.25%	5.38%	to	35.84%
Year Ended 12/31/05	2,089	$2.540501	to	$27.611672	$35,658	2.13%	0.00%	to	1.25%	11.56%	to	12.96%
Year Ended 12/31/04	2,048	$2.277262	to	$24.444468	$28,668	2.32%	0.00%	to	1.25%	33.20%	to	34.87%
Year Ended 12/31/03	1,633	$1.709672	to	$18.123797	$15,033	5.38%	0.00%	to	1.25%	35.51%	to	37.21%

Russell Core Bond
Year Ended 12/31/07	1,244	$1.442151	to	$16.070912	$1,892	5.14%	0.00%	to	1.25%	5.91%	to	7.24%
Year Ended 12/31/06	1,339	$1.361728	to	$14.985609	$1,880	4.44%	0.00%	to	1.25%	1.27%	to	3.72%
Year Ended 12/31/05	1,169	$1.329349	to	$14.448349	$1,592	3.61%	0.00%	to	1.25%	0.75%	to	2.01%
Year Ended 12/31/04	1,034	$1.319453	to	$14.163304	$1,395	2.45%	0.00%	to	1.25%	3.36%	to	4.66%
Year Ended 12/31/03	680	$1.276523	to	$13.532112	$895	3.52%	0.00%	to	1.25%	4.83%	to	6.15%

Russell LifePoints Moderate (1)
Year Ended 12/31/07	—	$1.026594	to	$10.353398	$—	1.83%	0.00%	to	1.25%	2.67%	to	3.53%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

Russell LifePoints Balanced (1)
Year Ended 12/31/07	177	$1.018600	to	$10.272804	$182	5.18%	0.00%	to	1.25%	1.87%	to	2.73%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

Russell LifePoints Growth (1)
Year Ended 12/31/07	96	$1.012636	to	$10.212641	$97	3.70%	0.00%	to	1.25%	1.27%	to	2.13%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

Russell LifePoints Equity Growth (1)
Year Ended 12/31/07	60	$1.003947	to	$10.124977	$60	2.51%	0.00%	to	1.25%	0.41%	to	1.25%
Year Ended 12/31/06	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/05	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/04	n/a		n/a		n/a	n/a		n/a			n/a
Year Ended 12/31/03	n/a		n/a		n/a	n/a		n/a			n/a

(1)	Division commenced operations on April 30, 2007.
(2)	Effective April 30, 2007, the Aggressive Growth Stock Division was renamed to the Mid Cap Growth Stock Division.
(3)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1800
Milwaukee, WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company and

Contract Owners of NML Variable Annuity Account C

In our opinion, the accompanying statements of assets and liabilities, the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NML Variable Annuity Account C and its Growth Stock Division, Janus Capital Appreciation Division, Large Cap Core Stock Division, Capital Guardian Large Cap Blend Division, Index 500 Stock Division, American Century Large Company Value Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, AllianceBernstein Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, T. Rowe Price Small Cap Value Division, International Growth Division, MFS Research International Core Division, Franklin Templeton International Equity Division, MFS Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, PIMCO Long-Term U.S. Government Bond Division, American Century Inflation Protection Division, High Yield Bond Division, PIMCO Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-US Division, Russell Real Estate Securities Division, Russell Core Bond Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, and Russell LifePoints Equity Growth Strategy Division at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2007 with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

February 12, 2008

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2007	2006
Assets:
Bonds	$76,842	$70,564
Common and preferred stocks	9,525	9,228
Mortgage loans	20,833	19,363
Real estate	1,499	1,489
Policy loans	11,797	10,995
Other investments	8,749	7,930
Cash and temporary investments	2,547	2,885

Total investments	131,792	122,454
Due and accrued investment income	1,395	1,291
Net deferred tax assets	1,461	1,198
Deferred premium and other assets	2,195	2,112
Separate account assets	19,704	18,047

Total assets	$156,547	$145,102

Liabilities and Surplus:
Reserves for policy benefits	$109,573	$101,481
Policyowner dividends payable	5,024	4,632
Interest maintenance reserve	709	644
Asset valuation reserve	3,687	3,093
Income taxes payable	683	515
Other liabilities	5,061	5,006
Separate account liabilities	19,704	18,047

Total liabilities	144,441	133,418
Surplus	12,106	11,684

Total liabilities and surplus	$156,547	$145,102

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended
	December 31,
	2007	2006	2005
Revenue:
Premiums	$13,242	$12,149	$11,363
Net investment income	7,568	7,073	6,543
Other income	545	511	494

Total revenue	21,355	19,733	18,400

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	5,641	5,049	4,577
Net additions to policy benefit reserves	7,807	7,234	6,445
Net transfers to separate accounts	484	492	664

Total benefits	13,932	12,775	11,686

Commissions and operating expenses	2,009	1,894	1,774

Total benefits and expenses	15,941	14,669	13,460

Gain from operations before dividends and taxes	5,414	5,064	4,940
Policyowner dividends	5,012	4,628	4,269

Gain from operations before taxes	402	436	671
Income tax expense	21	17	57

Net gain from operations	381	419	614
Net realized capital gains	619	410	310

Net income	$1,000	$829	$924

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended
	December 31,
	2007	2006	2005
Beginning of year balance	$11,684	$10,381	$8,934

Net income	1,000	829	924

Change in net unrealized capital gains (losses)	(12)	581	343

Change in net deferred tax assets	165	337	237

Change in nonadmitted assets and other	(137)	70	(84)

Change in asset valuation reserve	(594)	(514)	27

Net increase in surplus	422	1,303	1,447

End of year balance	$12,106	$11,684	$10,381

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended
	December 31,
	2007	2006	2005
Cash flows from operating activities:
Premiums and other income received	$9,495	$8,634	$8,074
Investment income received	7,424	6,893	6,347
Benefit payments to policyowners and beneficiaries	(5,904)	(5,274)	(4,794)
Net transfers to separate accounts	(474)	(482)	(657)
Commissions, expenses and taxes paid	(2,148)	(2,202)	(2,000)

Net cash provided by operating activities	8,393	7,569	6,970

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	64,980	51,695	72,406
Common and preferred stocks	6,099	6,088	3,969
Mortgage loans	2,940	3,413	2,585
Real estate	177	65	120
Other investments	1,175	1,693	1,389

	75,371	62,954	80,469

Cost of investments acquired:
Bonds	70,890	56,372	77,345
Common and preferred stocks	5,594	5,777	3,896
Mortgage loans	4,422	4,659	3,464
Real estate	151	107	261
Other investments	2,401	2,099	2,661

	83,458	69,014	87,627

Disbursement of policy loans, net of repayments	802	730	515

Net cash applied to investing activities	(8,889)	(6,790)	(7,673)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	198	69	52
Other cash applied	(40)	(87)	(174)

Net cash provided by (applied to) financing and other activities:	158	(18)	(122)

Net increase (decrease) in cash and temporary investments	(338)	761	(825)
Cash and temporary investments, beginning of year	2,885	2,124	2,949

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

Cash and temporary investments, end of year	$2,547	$2,885	$2,124

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

(in millions)

1.	Basis of Presentation and Changes in Accounting Principles

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are generally based on the “Accounting Practices and Procedures Manual” of the National Association of Insurance Commissioners (“NAIC”). See Notes 2 and 11 for descriptions of the permitted practices used by the Company. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3 and 14 regarding the reported statement value and estimated fair value of the Company’s investments in bonds, common and preferred stocks, mortgage loans and real estate.

Policy Loans

Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are reported in the financial statements using the equity method of accounting.

Other investments also include $113 million and $102 million of investments in oil and natural gas production at December 31, 2007 and 2006, respectively. These oil and gas investments are accounted for using the full cost method, under which all exploration and development costs,

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This method is permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). The “Accounting Practices and Procedures Manual” of the NAIC does not provide accounting guidance for oil and gas investments.

Other investments also include low income housing tax credit investments, leveraged leases and derivative financial instruments. See Note 3 for a description of the Company’s investments in leveraged leases and Note 4 regarding the Company’s use of derivatives and their presentation in the financial statements.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserve liabilities.

Policyowner Dividends

Nearly all life, disability and long-term care insurance policies and certain annuity contracts issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Life insurance premiums are recognized as revenue at the beginning of each respective policy year. Disability and long-term care insurance premiums are recognized as revenue when due to the Company. Annuity premiums are recognized as revenue when received. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments and interest costs associated with securities lending.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Electronic Data Processing Equipment and Software

The cost of electronic data processing (“EDP”) equipment and operating system software used in the Company’s business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $36 million and $27 million at December 31, 2007 and 2006, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $120 million and $104 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $78 million, $77 million and $71 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million for each of the years ended December 31, 2007, 2006 and 2005.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) the duration and extent to which fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer and (3) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding realized capital gains and losses.

Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding changes in unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company's financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

depreciation) and certain investments are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office ("SVO") of the NAIC are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective adjustment method to recognize related changes in the estimated yield-to-maturity of such securities.

Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. If necessary, valuation adjustments are made for bonds with SVO ratings of “6” and for bonds with a decline in fair value that management considers to be other-than-temporary. At December 31, 2007 and 2006, the reported statement value of bonds was reduced by $123 million and $102 million, respectively, of valuation adjustments.

Disclosure of estimated fair value for bonds is primarily based upon values published by the SVO. In the absence of SVO-published values, estimated fair value is based upon quoted market prices of identical or similar assets, if available. For bonds without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Statement value and estimated fair value of bonds at December 31, 2007 and 2006 were as follows:

December 31, 2007	Reconciliation to Estimated Fair Value
		Gross	Gross	Estimated
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Governments	$6,081	$653	$(3)	$6,731
States, territories and possessions	244	39	(3)	280
Special revenue and assessments	13,408	146	(115)	13,439
All foreign governments	342	28	(2)	368
Public utilities	6,407	177	(94)	6,490
Banks, trust and insurance companies	11,146	260	(263)	11,143
Industrial and miscellaneous	39,214	834	(849)	39,199

Total	$76,842	$2,137	$(1,329)	$77,650

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

December 31, 2006	Reconciliation to Estimated Fair Value
		Gross	Gross	Estimated
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Governments	$8,075	$309	$(22)	$8,362
States, territories and possessions	247	35	(3)	279
Special revenue and assessments	13,577	55	(206)	13,426
All foreign governments	829	121	(2)	948
Public utilities	5,329	170	(77)	5,422
Banks, trust and insurance companies	9,943	318	(129)	10,132
Industrial and miscellaneous	32,564	752	(436)	32,880

Total	$70,564	$1,760	$(875)	$71,449

Statement value and estimated fair value of bonds by contractual maturity at December 31, 2007 are presented below. Estimated maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Statement	Estimated
	Value	Fair Value
	(in millions)
Due in one year or less	$1,714	$1,816
Due after one year through five years	11,238	11,428
Due after five years through ten years	23,141	23,017
Due after ten years	16,694	17,491

	52,787	53,752
Mortgage-backed and structured securities	24,055	23,898

Total	$76,842	$77,650

Common and Preferred Stocks

Common stocks are generally reported in the financial statements at fair value, which is primarily based upon values published by the SVO and quoted market prices. When SVO-published values or quoted market prices are not used, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding the reported statement value of the Company’s investment in Frank Russell Company.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported in the financial statements at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported in the financial statements at the lower of amortized cost or fair value. Estimated fair value is primarily based upon values

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

published by the SVO. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For preferred stocks without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

If necessary, valuation adjustments are made for preferred stocks with SVO quality ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2007 and 2006, the reported statement value of common and preferred stocks was reduced by $160 million and $117 million, respectively, of valuation adjustments.

Mortgage Loans

Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method.

Mortgage loans are considered impaired when management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized capital losses. At December 31, 2007 and 2006, the reported statement value of mortgage loans was reduced by $5 million and $0, respectively, of valuation adjustments.

The maximum and minimum interest rates for mortgage loans originated during 2007 were 8.3% and 5.3%, respectively, while these rates during 2006 were 7.3% and 5.2%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during each of 2007 and 2006 was 63%, with a maximum of 100% for any single loan during each of 2007 and 2006.

Real Estate

Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized capital loss. At each of December 31, 2007 and 2006, the reported statement value of real estate was reduced by $21 million of valuation adjustments.

At December 31, 2007 and 2006, the reported statement value of real estate included $213 million and $186 million, respectively, of real estate properties occupied by the Company.

Leveraged Leases

Leveraged leases primarily represent investments in commercial aircraft or real estate properties

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments plus the estimated residual value of the leased asset and reported as other investments in the consolidated statement of financial position. At December 31, 2007 and 2006, the reported statement value of leveraged leases was $335 million and $339 million, respectively. When the Company determines that receipt of all scheduled lease payments is unlikely or that the estimated residual value of the asset has declined, a valuation adjustment is made to reduce the reported statement value of the lease. Valuation adjustments are reported as a realized capital loss. At each of December 31, 2007 and 2006, the reported statement value of leveraged leases was reduced by $14 million of valuation adjustments.

Investment Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	For the year ended December 31, 2007			For the year ended December 31, 2006			For the year ended December 31, 2005
			Net			Net			Net
			Realized			Realized			Realized
	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains
	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)
	(in millions)
Bonds	$465	$(327)	$138	$243	$(497)	$(254)	$454	$(536)	$(82)
Common and preferred stocks	1,415	(246)	1,169	1,193	(241)	952	909	(196)	713
Mortgage loans	—	(10)	(10)	1	—	1	3	(1)	2
Real estate	65	—	65	18	—	18	64	(1)	63
Other investments	306	(568)	(262)	207	(357)	(150)	140	(177)	(37)

	$2,251	$(1,151)	1,100	$1,662	$(1,095)	567	$1,570	$(911)	659

Less: IMR gains (losses)			144			(261)			(61)
Less: Capital gains taxes			337			418			410

Net realized capital gains			$619			$410			$310

Proceeds from the sale of bond investments totaled $56 billion, $44 billion and $62 billion for the years ended December 31, 2007, 2006 and 2005, respectively.

Realized capital losses (before IMR deferrals and capital gains taxes) included $156 million, $74 million and $276 million of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2007, 2006 and 2005, respectively.

The amortized cost and estimated fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2007 and 2006, were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

	December 31, 2007
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized	Fair		Amortized	Fair
	Cost	Value	Difference	Cost	Value	Difference
	(in millions)
Bonds	$13,098	$12,466	$(632)	$17,873	$17,200	$(673)
Common and preferred stocks	1,895	1,609	(286)	160	127	(33)

Total	$14,993	$14,075	$(918)	$18,033	$17,327	$(706)

	December 31, 2006
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized	Fair		Amortized	Fair
	Cost	Value	Difference	Cost	Value	Difference
	(in millions)
Bonds	$11,200	$11,051	$(149)	$22,631	$21,908	$(723)
Common and preferred stocks	920	835	(85)	122	82	(40)

Total	$12,120	$11,886	$(234)	$22,753	$21,990	$(763)

Changes in net unrealized capital gains and losses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Bonds	$98	$58	$(43)
Common and preferred stocks	(367)	466	304
Other investments	178	264	198

	(91)	788	459
Change in deferred taxes	79	(207)	(116)

Change in net unrealized capital gains (losses)	$(12)	$581	$343

Changes in net unrealized capital gains (losses) included losses of $53 million, $6 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively, of valuation adjustments for declines in fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain debt and structured securities that include exposure to mortgage loans to below-prime

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

borrowers. These investments are reported as bonds in the consolidated statement of financial position and valued at amortized cost, less any valuation adjustments. At December 31, 2007, the reported statement value of sub-prime and Alt-A investments was $22 million and $565 million, respectively. At December 31, 2007, the estimated fair value of sub-prime and Alt-A investments was $21 million and $551 million, respectively.

Securities Lending

The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate reported statement value of loaned securities was $3.0 billion and $3.2 billion at December 31, 2007 and 2006, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2007 and 2006, unrestricted cash collateral held by the Company of $3.0 billion and $3.2 billion, respectively, is included in cash and invested assets, and the offsetting collateral liability of $3.0 billion and $3.2 billion, respectively, is included in other liabilities in the consolidated statement of financial position. At December 31, 2007 and 2006, additional non-cash collateral of $643 million and $876 million, respectively, was held on the Company’s behalf by a trustee and is not included in the consolidated statement of financial position.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives designated as hedges that meet the specific correlation requirements for statutory hedge accounting are reported in the financial statements on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges, but that do not meet the specific correlation requirements for statutory hedge accounting, are reported in the financial statements at fair value.

In addition to hedging, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported in the financial statements on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company has not taken positions in derivatives for income generation purposes.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, performing ongoing surveillance of counterparties' credit standing, adhering to established limits for credit exposure to any single counterparty and through use of collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

The Company held the following derivative positions at December 31, 2007 and 2006:

	December 31, 2007			December 31, 2006
	Notional	Statement	Fair	Notional	Statement	Fair
Derivative Instrument	Amount	Value	Value	Amount	Value	Value
	(in millions)
Cash Flow Hedges:
Interest rate floors	$1,250	$19	$38	$1,250	$20	$22
Swaptions	1,458	45	39	1,031	36	21
Foreign currency swaps	787	—	(76)	666	—	(28)
Construction loan forwards	—	—	—	1	—	—
Foreign currency covers	19	—	19	2	—	2
Interest rate swaps	102	—	12	102	—	8
Interest rate basis swaps	40	—	—	120	—	—
Commodity swaps	4	(1)	(1)	10	—	—

Fair Value Hedges:

Credit default swaps	420	2	2	199	(2)	(2)
Foreign currency forwards	2,474	5	5	2,269	(18)	(18)
Short fixed income futures	2,356	—	—	869	—	—
Short equity index futures	—	—	—	180	—	—
Purchased put options	—	—	—	—	—	—
Equity collars	11	—	—	—	—	—
Total return swaps	283	(6)	(6)	—	—	—

Replications:

Fixed income	489	—	17	104	—	1
Long equity index futures	204	—	—	27	—	—
Long fixed income futures	1,783	—	—	2,227	—	—

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties.

The statement value of derivatives is reported as other investments in the consolidated statement of financial position.

Fair value is estimated as the amount that the Company would expect to receive or pay in an arms-length termination of the derivative contract as of the reporting date. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as unrealized capital gains or losses. Upon maturity or termination of derivatives reported at fair value, realized capital gains and losses are reported.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. The Company’s use of swaptions qualifies for hedge accounting.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the currencies of two different countries at a specified exchange rate. The Company’s use of foreign currency swaps qualifies for hedge accounting.

Construction loan forwards are used to mitigate the market risk for anticipated investments in GNMA loan certificates. Construction loan forwards entitle the Company to purchase GNMA loan certificates from a counterparty at a predetermined price for up to ten years in the future. The Company’s use of construction loan forwards qualifies for hedge accounting.

Foreign currency covers are used to mitigate foreign exchange risk pending execution of trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting.

Interest rate swaps are used primarily to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts representing the difference between a variable interest rate index and a specified fixed rate of interest, applied to the notional amount of the contract. In some cases the Company’s use of interest rate swaps qualifies for hedge accounting, while in other cases it does not. No unrealized gains or losses were recognized during 2007, and unrealized losses of $3 million were recognized during 2006 on contracts that did not qualify for hedge accounting.

Interest rate basis swaps are used to mitigate the basis risk for investments in variable interest rate preferred stocks. Interest rate basis swaps obligate the Company and a counterparty to exchange amounts representing the difference between the rates of return on two different reference indices, applied to the notional amount of the contract. The Company’s use of interest rate basis swaps does not qualify for hedge accounting. No unrealized gains or losses were recognized during 2007 or 2006 on these contracts.

Commodity swaps are used to mitigate market risk for the anticipated sale of future oil or natural gas production. Commodity swaps obligate the Company and a counterparty to exchange amounts representing the difference between a variable energy commodity price and a specified fixed energy commodity price, applied to the notional amount of the contract. The Company’s use of commodity swaps does not qualify for hedge accounting. Unrealized losses of $1 million and $300 thousand were recognized during 2007 and 2006, respectively, on these contracts.

Fair Value Hedges:

Credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Unrealized gains of $3 million and $1 million were recognized during 2007 and 2006, respectively, on contracts that did not qualify for hedge accounting.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to deliver to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting. Unrealized gains of $23 million and unrealized losses of $31 million were recognized during 2007 and 2006, respectively, on these contracts.

Short fixed income futures are used to mitigate interest rate risk for investment in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting. Unrealized losses of $17 million and unrealized gains of $28 million were recognized during 2007 and 2006, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date, applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting. Unrealized gains of $2 million and unrealized losses of $1 million were recognized during 2007 and 2006, respectively, on these contracts.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting. No unrealized gains or losses were recognized during 2007 or 2006 on these contracts.

Equity collars are used to mitigate market risk for investments in specific common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on the specific equity security owned by the Company. The Company’s use of equity collars does not qualify for hedge accounting. Unrealized losses of $1 million were recognized during 2007, and no unrealized gains or losses were recognized during 2006 on these contracts.

Total return swaps are used to mitigate market risk for investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts representing the difference between a variable equity index return and a specified fixed rate of return, applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting. Unrealized losses of $6 million were recognized during 2007, and no unrealized gains or losses were recognized during 2006 on these contracts.

Replications:

Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps, credit default indices and cash market instruments. Fixed income

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $3 million and $1 million during 2007 and 2006, respectively. Realized losses of $1 million and realized gains of $2 million were recognized during 2007 and 2006, respectively, upon termination of these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported in the financial statements at fair value, with changes in fair value reported as unrealized gain or loss until the contracts are terminated. The average fair value of open contracts was $225 million and $41 million during 2007 and 2006, respectively. Realized gains of $4 million and $6 million were recognized during 2007 and 2006, respectively, upon termination of these contracts.

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported in the financial statements at fair value, with changes in fair value reported as unrealized gain or loss until the contracts are terminated. The average fair value of open contracts was $1,402 million and $1,266 million during 2007 and 2006, respectively. Realized gains of $56 million and $24 million were recognized during 2007 and 2006, respectively, upon termination of these contracts.

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2007 and 2006 are summarized below:

	December 31,
	2007	2006
	(in millions)
Life insurance reserves	$98,166	$90,489
Annuity reserves and deposit liabilities	5,616	5,358
Disability and long-term care unpaid claims and claim reserves	3,612	3,555
Disability and long-term care active life reserves	2,179	2,079

Total reserves for policy benefits	$109,573	$101,481

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2007, the Company had $1.1 trillion of total life insurance in-force, including $12 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner’s Annuity Reserve Valuation Method with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2007 and 2006, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2007	2006
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$638	$600
- at book value less surrender charge of 5% or more	125	104
- at book value without adjustment	3,247	3,166

Not subject to discretionary withdrawal	1,606	1,488

Total	$5,616	$5,358

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.6 billion at each of December 31, 2007 and 2006. The table below provides a summary of the changes in these reserves for the years ended December 31, 2007 and 2006.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

	For the year ended December 31,
	2007	2006
	(in millions)
Balance at January 1	$3,555	$3,373
Incurred related to:
Current year	462	482
Prior year	31	119

Total incurred	493	601
Paid related to:
Current year	(17)	(19)
Prior year	(419)	(400)

Total paid	(436)	(419)

Balance at December 31	$3,612	$3,555

Changes in reserves for incurred claims related to prior years are generally the result of updated analysis of loss development trends.

Active life reserves for disability policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves and the greater of the two is held.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2007 and 2006 were as follows:

	December 31, 2007		December 31, 2006
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$169	$80	$175	$86

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Ordinary renewal	1,782	1,471	1,759	1,447

Total deferred and uncollected premiums	$1,951	$1,551	$1,934	$1,533

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2007 and 2006:

	December 31,
	2007	2006
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$16,526	$15,083
Not subject to discretionary withdrawal	2,977	2,755
Non-policy liabilities	201	209

Total separate account liabilities	$19,704	$18,047

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $6 million attributable to GMDB at each of December 31, 2007 and 2006.

Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2007 and 2006 were $1.7 billion and $1.6 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2007, 2006 and 2005:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,866	$1,719	$1,721
Transfers from separate accounts	(1,382)	(1,227)	(1,043)

	484	492	678
Reconciling adjustments:
Mortality, breakage and taxes	—	—	(14)

Net transfers to separate accounts	$484	$492	$664

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

8.	Employee and Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $41 million and $38 million to the qualified employee retirement plan during the years ended December 31, 2007 and 2006, respectively, and expects to contribute $35 million in 2008.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company. The Company contributed $0 and $23 million to the postretirement benefit plans during the years ended December 31, 2007 and 2006, respectively. No contributions are expected during 2008.

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2007 and 2006, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2007	2006	2007	2006
	(in millions)
Fair value of plan assets at January 1	$2,533	$2,264	$85	$57
Changes in plan assets:
Actual return on plan assets	216	275	7	8
Company contributions	41	38	—	23
Actual plan benefits paid	(49)	(44)	(3)	(3)

Fair value of plan assets at December 31	$2,741	$2,533	$89	$85

Projected benefit obligation at January 1	$2,310	$2,233	$211	$208
Changes in benefit obligation:
Service cost of benefits earned	86	79	27	23
Interest cost on projected obligations	136	127	12	11
Projected gross plan benefits paid	(57)	(50)	(13)	(12)
Projected Medicare Part D reimbursement	—	—	2	2
Experience losses (gains)	(20)	(79)	5	(21)

Projected benefit obligation at December 31	$2,455	$2,310	$244	$211

Plan assets are invested primarily in common stocks and a diversified mix of corporate, government and mortgage-backed debt securities through a separate account of the Company. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to publicly traded equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The fair value of plan assets by asset class at December 31, 2007 and 2006 was as follows:

	Defined Benefit Plans				Postretirement Benefit Plans
	2007	% of Total	2006	% of Total	2007	% of Total	2006	% of Total
	(in millions)
Bonds	$1,142	42%	$1,130	45%	$37	42%	$38	45%
Preferred stock	9	0%	9	0%	—	0%	—	0%
Public common stock	1,477	54%	1,334	53%	48	54%	45	53%
Private equities and other	113	4%	60	2%	4	4%	2	2%

Total assets	$2,741	100%	$2,533	100%	$89	100%	$85	100%

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company was $2.0 billion and $1.9 billion at December 31, 2007 and 2006, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2007 and 2006 are as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2007	2006	2007	2006
	(in millions)
PBO	$56	$63	$224	$232
ABO	33	37	—	—

The following table summarizes the assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2007, 2006 and 2005 and for the years then ended:

	Defined Benefit Plans			Postretirement Benefit Plans
	2007	2006	2005	2007	2006	2005
Projected benefit obligation:
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Discount rate	6.00%	5.75%	6.00%	6.00%	5.75%	6.00%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2007. Returns are estimated by asset class based on the current risk free interest rate plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

The PBO for postretirement benefits at December 31, 2007 assumed an annual increase in future retiree medical costs of 7.5%, grading down to 5% over five years and remaining level thereafter. At December 31, 2006 the comparable assumption was for an annual increase in future retiree medical costs of 8% grading down to 5% over six years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2007 by $23 million and net periodic postretirement benefit expense for the year ended December 31, 2007 by $5 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2007 and net periodic postretirement benefit expense for the year ended December 31, 2007 by the same amounts.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2007 and 2006:

	Defined		Postretirement
	Benefit Plans		Benefit Plans
	2007	2006	2007	2006
	(in millions)
Fair value of plan assets	$2,741	$2,533	$89	$85
Projected benefit obligation	2,455	2,310	244	211

Funded status	286	223	(155)	(126)
Unrecognized net experience losses	298	332	25	20
Unrecognized initial net asset	(544)	(544)	—	—
Additional minimum liability	(13)	(14)	—	—
Nonadmitted asset	(433)	(378)	—	—

Net pension liability	$(406)	$(381)	$(130)	$(106)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $13 million, $14 million and $10 million at December 31, 2007, 2006 and 2005, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

The components of net periodic benefit cost for the years ended December 31, 2007, 2006 and 2005 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2007	2006	2005	2007	2006	2005
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$85	$79	$72	$27	$23	$20
Interest cost on projected obligations	136	127	118	12	11	11
Amortization of experience gains and losses	4	20	15	1	1	1
Amortization of initial net asset	—	(13)	(20)	—	—	—
Expected return on plan assets	(202)	(180)	(166)	(7)	(5)	(4)

Net periodic benefit cost	$23	$33	$19	$33	$30	$28

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2008 through 2017 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2008	$69	$14
2009	77	16
2010	86	18
2011	96	21
2012	107	22
2013-2017	758	152

	$1,193	$243

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2007, 2006 and 2005 the Company expensed total contributions to these plans of $28 million, $27 million and $25 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002, but has maintained the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2007 and 2006 were reported net of ceded reserves of $1.5 billion and $1.4 billion, respectively.

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2007, 2006 and 2005 were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Direct premium revenue	$14,007	$12,890	$12,078
Premiums ceded	(765)	(741)	(715)

Net premium revenue	$13,242	$12,149	$11,363

Direct benefit expense	$14,518	$13,263	$12,161
Benefits ceded	(586)	(488)	(475)

Net benefit expense	$13,932	$12,775	$11,686

In addition, the Company received $182 million, $180 million and $182 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2007, 2006 and 2005, respectively. These amounts are reported as other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. There were no reinsurance recoverables at December 31, 2007 and 2006 that were considered by management to be uncollectible.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
Northwestern International Holdings, Inc.	Bradford, Inc.
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NML – CBO, LLC
Northwestern Investment Management Company, LLC	JYD Assets, LLC
Northwestern Mutual Wealth Management Company

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

The major components of current income tax expense in the consolidated statement of operations were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Tax payable on ordinary income	$131	$103	$113
Tax credits	(110)	(86)	(56)

Total current tax expense	$21	$17	$57

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 16%, 1% and 16% for the years ended December 31, 2007, 2006 and 2005, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax sharing agreements and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $252 million, $412 million and $318 million for the years ended December 31, 2007, 2006 and 2005, respectively. Income taxes paid in 2007 and prior years of $1.6 billion are available at December 31, 2007 for refund claims in the event of future tax losses.

Federal income tax returns for 2003 and prior years are closed as to further assessment of tax. The liability for income taxes payable in the consolidated statement of financial position represents taxes payable at the respective reporting date plus an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

Changes in the amount of contingent tax liabilities for the year ended December 31, 2007 were as follows:

(in millions)
Balance at January 1, 2007	$583
Additions based on tax positions related to the current year	81
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	—

Balance at December 31, 2007	$664

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Included in the balance at December 31, 2007 are $591 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest, the potential disallowance of the shorter deductibility period would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2007, 2006 and 2005, the Company recognized $34 million, $(7) million and $16 million, respectively, in interest. The Company had approximately $73 million and $39 million accrued for the payment of interest at December 31, 2007 and 2006, respectively.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2007 and 2006 were as follows:

	December 31,
	2007	2006	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$885	$832	$53
Investments	40	160	(120)
Policy benefit liabilities	1,893	1,816	77
Benefit plan obligations	434	385	49
Guaranty fund assessments	11	7	4
Nonadmitted assets	65	61	4
Other	157	130	27

Gross deferred tax assets	3,485	3,391	94

Deferred tax liabilities:
Premiums and other receivables	572	569	3
Investments	1,450	1,622	(172)
Other	2	2	—

Gross deferred tax liabilities	2,024	2,193	(169)

Net deferred tax assets	$1,461	$1,198	$263

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2007 and 2006, the Company’s gross deferred tax assets were less than this limit by $445 million and $705 million, respectively.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in 44 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the financial statements of Russell. Further, the statutory purchase method required that the Company’s cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company’s surplus at the time of the acquisition.

The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment (“permitted practice”), whereby all Russell goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC “Accounting Practices and Procedures Manual,” which requires that any goodwill not in excess of 10% of the Company’s surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

At each of December 31, 2007 and 2006, the Company had made cumulative direct reductions of surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the Company’s equity method investment basis in Russell by $464 million and $473 million at December 31, 2007 and 2006, respectively, which is reported as a reduction of the Company’s total investment in common stocks in the consolidated statement of financial position.

If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the consolidated statement of financial position would have been greater by $130 million, $194 million and $257 million at December 31, 2007, 2006 and 2005, respectively, and net income as reported in the consolidated statement of operations would have been lower by $63 million for each of the years then ended.

During 2007, the Company received dividends from Russell in the amount of $56 million. These dividends are reported as net investment income in the consolidated statement of operations.

The Company has invested in notes issued by Russell, which bear interest at rates from 6.1% to 7.0% and mature in 2014. At December 31, 2007 and 2006, these notes were valued at amortized cost and reported as bonds in the consolidated statement of financial position with a reported statement value of $180 million and $212 million, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

12.	Contingencies and Guarantees

The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $150 million of bank borrowings owed by Russell. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The maximum exposure under these guarantees totaled approximately $351 million at December 31, 2007. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.4 billion at December 31, 2007 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonable to estimate, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2007 and 2006.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2007.

13.	Related Party Transactions

During each of 2007 and 2006, the Company transferred certain investments from its general account to wholly-owned subsidiaries as a capital contribution. The aggregate statement value of investments transferred during 2007 was $45 million, which was approximately equal to fair value. The aggregate statement value and fair value of investments transferred during 2006 were $308 million and $406 million, respectively. These capital contributions were made at statement value, and no capital gain or loss was reported by the Company or its subsidiaries as a result of these transfers.

During 2007, the Company invested $300 million of seed money in 15 new variable annuity mutual funds managed by an unconsolidated subsidiary. At December 31, 2007, these investments had a fair value of $321 million and are reported as common stock in the consolidated statement of financial position.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Prior to the reorganization transaction, the Company and its subsidiaries redeemed $289 million and $21 million, respectively, of mutual fund investments from the Mason

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Street Funds at fair value, with realized and unrealized capital gains of $68 million reported by the Company during 2006 from these redemptions. Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. The Company held shares in the successor funds with aggregate fair values of $830 million and $763 million at December 31, 2007 and 2006, respectively, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2007 and 2006, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with fair values of $288 million and $254 million, respectively.

During 2005, the Company and its subsidiaries redeemed $14 million and $79 million, respectively, of mutual fund investments from the Mason Street Funds at fair value. Realized and unrealized capital losses of $6 million were reported by the Company during 2005 from these redemptions.

14.	Fair Value of Financial Instruments

The estimated fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2007 and 2006 were as follows:

	December 31, 2007		December 31, 2006
	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)
Assets:
Bonds	$76,842	$77,650	$70,564	$71,449
Common and preferred stocks	9,525	13,626	9,228	12,441
Mortgage loans	20,833	21,160	19,363	19,735
Real estate	1,499	2,653	1,489	2,573
Policy loans	11,797	13,305	10,995	12,130
Other investments	8,749	10,838	7,930	10,092
Cash and temporary investments	2,547	2,547	2,885	2,885
Liabilities:
Investment-type insurance reserves	$4,336	$4,121	$4,161	$3,960

The estimated fair value of bonds is generally based on values published by the SVO or quoted market prices of identical or similar securities when no SVO value is available. For bonds without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The estimated fair value of common and preferred stocks and other equity securities is generally based on values published by the SVO and quoted market prices. When SVO-published values or quoted market prices are not used, fair value is estimated using independent pricing services or internally developed pricing models. See Note 11 regarding the statement value of the Company’s investment in Russell. The estimated fair value of mortgage loans is based on discounted future cash flows using market interest rates for debt with comparable credit risk and maturities. The estimated fair value of real estate is based on

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

discounted future cash flows using market interest rates. The estimated fair value of policy loans is based on discounted future cash flows using market interest rates, including assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, for which fair value is estimated based on discounted future cash flows using market interest rates, other joint ventures and partnerships, for which statement value approximates fair value and investments in low income housing tax credits, for which fair value is estimated based on discounted future tax benefits using market interest rates. Other investments also include derivative financial instruments, for which fair value is estimated as the amount that the Company would expect to receive or pay in an arms-length termination of the derivative contract as of the reporting date.

The estimated fair value of investment-type insurance reserves is based on discounted future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1800
Milwaukee, WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2007 and 2006, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP

January 22, 2008